                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004
                           REVISED AS OF JUNE 30, 2004

                           J.P. MORGAN FUNDS ("JPMF")
       JPMorgan U.S. Small Company Opportunities Fund ("U.S. Small Company
                              Opportunities Fund")

             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")
               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")
            JPMorgan Small Cap Growth Fund ("Small Cap Growth Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                 JPMorgan Diversified Fund ("Diversified Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
              JPMorgan Capital Growth Fund ("Capital Growth Fund")
           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")
    JPMorgan Select Growth and Income Fund ("Select Growth and Income Fund")

               J.P.MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT") JPMorgan Equity Growth Fund ("Equity Growth Fund") JPMorgan Equity Income Fund ("Equity Income Fund")
              JPMorgan Mid Cap Growth Fund ("Mid Cap Growth Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
              JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")
      JPMorgan Trust Small Cap Equity Fund ("Trust Small Cap Equity Fund")

                    J.P. MORGAN MUTUAL FUND SERIES ("JPMMFS")
             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")
              JPMorgan Intrepid Value Fund ("Intrepid Value Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")
           JPMorgan Intrepid Investor Fund ("Intrepid Investor Fund")

This Statement of Additional Information is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus"), dated May 1, 2004, for U.S. Small Company Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Select Growth and Income Fund, Equity Growth Fund, Equity Income Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, Trust Small Cap Equity Fund, Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund (each a "Fund," collectively the "Funds"), as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated December 31, 2003. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

  For more information about the Funds or the financial statements, simply write or call:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782

                                                                   SAI-USEQ-604

TABLE OF CONTENTS

GENERAL                                                                                1
INVESTMENT STRATEGIES AND POLICIES                                                     4
INVESTMENT RESTRICTIONS                                                               24
TRUSTEES AND DIRECTORS                                                                34
OFFICERS                                                                              44
CODES OF ETHICS                                                                       45
PROXY VOTING PROCEDURES AND GUIDELINES                                                46
INVESTMENT ADVISER                                                                    48
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                   52
DISTRIBUTOR                                                                           56
DISTRIBUTION PLAN                                                                     56
CUSTODIAN                                                                             60
TRANSFER AGENT                                                                        61
SHAREHOLDER SERVICING AGENTS                                                          61
EXPENSES                                                                              64
FINANCIAL PROFESSIONALS                                                               64
INDEPENDENT ACCOUNTANTS                                                               65
PURCHASES, REDEMPTIONS AND EXCHANGES                                                  65
DIVIDENDS AND DISTRIBUTIONS                                                           70
NET ASSET VALUE                                                                       71
PERFORMANCE INFORMATION                                                               72
PORTFOLIO TRANSACTIONS                                                                79
MASSACHUSETTS TRUST                                                                   82
DESCRIPTION OF SHARES                                                                 84
DISTRIBUTIONS AND TAX MATTERS                                                         86
ADDITIONAL INFORMATION                                                                91
FINANCIAL STATEMENTS                                                                 110
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                           A-1

                                     GENERAL

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the current Prospectus relevant to that Fund. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees or Directors of the Funds, as the case may be, have authorized the issuance and sale of the following classes of shares of the Funds:

U.S. Small Company Opportunities Fund                  Select, Institutional, Class A, Class B and Class C
Mid Cap Value Fund                                     Select, Institutional, Class A, Class B and Class C
Small Cap Growth Fund                                  Select, Institutional, Class A, Class B and Class C
Diversified Fund                                       Select, Institutional, Class A, Class B and Class C
Disciplined Equity Fund                                Select, Institutional, Class A, Class B and Class C
                                                       and Ultra Class
U. S. Equity Fund                                      Select, Institutional, Class A, Class B and Class C
U. S. Small Company Fund                               Select, Institutional, Class A, Class B and Class C
Capital Growth Fund                                    Select, Institutional, Class A, Class B and Class C
Growth and Income Fund                                 Select, Institutional, Class A, Class B and Class C
Small Cap Equity Fund                                  Select, Institutional, Class A, Class B and Class C
Dynamic Small Cap Fund                                 Select, Institutional, Class A, Class B and Class C
Select Growth and Income Fund                          Select, Institutional, Class A, Class B and Class C
Equity Growth Fund                                     Select, Institutional, Class A, Class B and Class C
Equity Income Fund                                     Select, Institutional, Class A, Class B and Class C
Mid Cap Growth Fund                                    Select, Institutional, Class A, Class B and Class C
Mid Cap Equity Fund                                    Select, Class A, Class B and Class C
Trust Small Cap Equity Fund                            Select
Intrepid Growth Fund                                   Select
Intrepid Value Fund                                    Select
Intrepid America Fund                                  Select
Intrepid Investor Fund                                 Select

     Currently, each Fund offers the following classes of Shares:

U.S. Small Company Opportunities Fund                  Select
Mid Cap Value Fund                                     Select, Institutional, Class A, Class B and Class C
Small Cap Growth Fund                                  Select, Institutional, Class A, Class B and Class C
Diversified Fund                                       Select, Institutional, Class A, Class B and Class C
Disciplined Equity Fund                                Select, Institutional, Class A and Ultra Class
U.S. Equity Fund                                       Select, Institutional, Class A, Class B and Class C
U.S. Small Company Fund                                Select Class and Institutional Class
Capital Growth Fund                                    Select, Class A, Class B and Class C
Growth and Income Fund                                 Select, Class A, Class B and Class C
Small Cap Equity Fund                                  Select, Class A and Class B
Dynamic Small Cap Fund                                 Select, Class A, Class B and Class C
Select Growth and Income Fund                          Shares
Equity Growth Fund                                     Select, Class A, Class B and Class C
Equity Income Fund                                     Select, Class A, Class B and Class C
Mid Cap Growth Fund                                    Class A and Class B
Mid Cap Equity Fund                                    Select
Trust Small Cap Equity Fund                            Select
Intrepid Growth Fund                                   Select
Intrepid Value Fund                                    Select
Intrepid America Fund                                  Select

Intrepid Investor Fund                                 Select

     Effective February 28, 2001, the following Trusts were renamed with the approval of the Board of Trustees:

NEW NAME                                               FORMER NAME
J.P. Morgan Capital Growth Fund                        Chase Vista Capital Growth Fund
J.P. Morgan Growth and Income Fund                     Chase Vista Growth and Income Fund
J.P. Morgan Small Cap Equity Fund                      Chase Vista Small Cap Equity Fund
J.P. Morgan Dynamic Small Cap Fund                     Chase Vista Small Cap Opportunities Fund
J.P. Morgan Equity Growth Fund                         Chase Vista Equity Growth Fund
J.P. Morgan Equity Income Fund                         Chase Vista Equity Income Fund
J.P. Morgan Select Mid Cap Equity Fund                 Chase Vista Select New Growth Opportunities Fund
J.P. Morgan Select Small Cap Equity Fund               Chase Vista Select Small Cap Value Fund

     JPMF. The U.S. Small Company Opportunities Fund is a series of JPMF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts (a "Trust", and together with JPMIF, JPMMFG, JPMMFIT, JPMMFSG AND JPMMFS, the "Trusts"), on November 4, 1992.

     Prior to September 10, 2001, U.S. Small Company Opportunities Fund sought to achieve its investment objective by investing all of its investable assets in a master fund, The U.S. Small Company Opportunities Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Opportunities Fund. The U.S. Small Company Opportunities Fund invested in The U.S. Small Company Opportunities Portfolio through a two-tier master-feeder investment fund structure. The U.S. Small Company Opportunities Fund no longer operates under a "master-feeder" structure and instead invest directly in portfolio securities.

     JPMFMFG. Mid Cap Value Fund and Small Cap Growth Fund are series of JPMFMFG, a diversified open-end management investment company which was organized as a Maryland corporation (the "Corporation"), on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

     JPMIF. Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund are series of JPMIF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.

     Prior to September 7, 2001, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund sought to achieve their investment objective by investing all of their investable assets in separated master funds, diversified open-end management investment companies having the same investment objective as the separated master funds. The Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund invested through two-tier master-feeder investment funds structure. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund no longer operates under a "master-feeder" structure and instead invest directly in portfolio securities.

     As of the date of this SAI, shares of the Ultra Class of the Disciplined Equity Fund are not available for purchase by new investors.

     JPMMFG. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and Select Growth and Income Fund are series of JPMMFG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.

     The Growth and Income Fund converted to a master-feeder structure in December, 1993, and, thus, currently operates under a master/feeder structure. Prior to September 10, 2001, the Capital Growth Fund operated under a master/feeder structure and invested in the Capital Growth Portfolio.

The Growth and Income Fund and Select Growth and Income Fund invest in the Growth and Income Portfolio (the "G&I Portfolio").

     JPMMFIT. Equity Growth Fund, Equity Income Fund and Mid Cap Growth Fund are series of JPMMFIT, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997.

     Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust. Prior to September 10, 2001, The Equity Growth Fund operated under a master/feeder fund structure. The Equity Growth Fund invested in the Equity Growth Portfolio, which was a separate series of Mutual Fund Master Investment Trust, an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts.

     Prior to a name change effective December 3, 2001, the JPMorgan H&Q IPO & Emerging Company Fund was named Mid Cap Growth Fund. H&Q IPO & Emerging Company Fund is the predecessor to the JPMorgan H&Q IPO & Emerging Company Fund, which resulted from a tax-free reorganization effective March 23, 2001. The JPMorgan H&Q IPO & Emerging Company Fund subsequently changed its name to Mid Cap Growth Fund effective December 3, 2001. Certain shareholders in H&Q & IPO Emerging Company Fund have special rights (including reduced fees) with respect to Mid Cap Growth Fund.

     As of February 16, 2001, Investor Class and Premier Class shares of Equity Growth Fund and Equity Income Fund were renamed Class A and Institutional Class shares, respectively. As of September 10, 2001, the Institutional Class shares of Equity Growth Fund and Equity Income Fund were renamed Select Class shares.

     JPMMFSG. Mid Cap Equity Fund and Trust Small Cap Equity Fund are series of JPMMFSG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of the Trust was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group. Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

NEW NAME                                               FORMER NAME
JPMorgan Mid Cap Equity Fund                           J.P. Morgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund                   J.P. Morgan Select Small Cap Equity Fund

     JPMMFS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund are series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund are diversified funds, as such term is defined in the 1940 Act.

     On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

     In addition to these Funds, the Trusts consist of other series representing separate investment funds.

     The Funds are advised by J.P. Morgan Investment Management Inc. ( "JPMIM" or the "Adviser ").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     All Funds, except for the Funds in JPMF and JPMIF may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The U.S. Small Company Opportunities Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund may invest up to 20% of their total assets in foreign securities. The U.S. Small Company Opportunities Fund's limited of 20% is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. The U.S. Small Company Opportunities Fund is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

     Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ( "ADRs "), European Depositary Receipts ( "EDRs ") and Global Depositary Receipts ( "GDRs ") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary "), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ( "CDRs "), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, with the exception of JPMMFG & JPMMFS, which may not invest in foreign currencies the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

     The Funds of JPMIF may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Funds in JPMMFG and JPMMFS, can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter time from time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Funds of JPMF and JPMIF may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the series of JPMMFS, the Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATION BONDS. All the Funds, except U.S. Small Company Opportunities Fund, may invest in bond and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Quality and Diversification Requirements."

     MORTGAGE-BACKED SECURITIES. With the exception of the U.S. Small Company Opportunities Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as and the Federal National Mortgage Association ("Fannie Maes") and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Funds of JPMFMFG, JPMIF, JPMMFG, JPMMFIT and JPMMFSG may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees or the Board of Directors, as applicable. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds of JPMMFG, JPMMFIT, JPMFSG and JPMMFS may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. With the exception of the series of JPMF and JPMIF, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     These Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the series of JPMF and JPMIF, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees or the Board of Directors, as applicable, to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees or the Board of Directors, as applicable, has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. These Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. With exception to the U.S. Small Company Opportunities Fund, the Funds may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Although the Funds intend under normal circumstances and to the extent practicable to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to:
(i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Series of the JPMF or JPMIF may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. All Funds, except for the series in JPMMFS, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

     The series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG may invest in tax exempt obligations.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which such Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. These Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the series in JPMMFG and JPMMFIT, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its Net Asset Value ("NAV") and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. In order for the Funds in JPMMFG, JPMMFIT, JPMMFSG and JPMMFS to invest assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust or the Corporation in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees or the Board of Directors, as applicable, is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees or the Board of Directors, as applicable, believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees or the Board of Directors, as applicable. The Trustees or Directors will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Funds in
JPMF and JPMIF, may invest in shares of real estate investment trusts
("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Select Growth and Income Fund, Mid Cap Equity Fund and Trust Small Cap Equity Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

     All Funds except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Select Growth and Income Fund, Mid Cap Equity Fund and Trust Small Cap Equity Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's tax able year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must by of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rate A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund, Small Cap Growth Fund, Equity Growth Fund, Equity Income Fund and Mid Cap Growth Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund and Select Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Investor Fund rated Baa or higher by Moody's and
BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Funds invest in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees or the Board of Directors, as applicable. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees or the Directors which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverages, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

     The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                            FISCAL YEAR         FISCAL YEAR
                                              ENDED                ENDED
                                             12/31/02            12/31/03
                                         ------------------   ----------------
U.S. Small Company Opportunities Fund                 100%               207% *
Mid Cap Value Fund                                     51%                32%
Small Cap Growth Fund                                  76%               143%
Diversified Fund                                      232% **            210% *
Disciplined Equity Fund                                74%                77%
U.S. Equity Fund                                       83%               101%
U.S. Small Company Fund                                90%                78%
Capital Growth Fund                                    93%                68%
Small Cap Equity Fund                                  51%                38%
Dynamic Small Cap Fund                                 52%                55%
Equity Growth Fund                                     50%                81%
Equity Income Fund^                                   167%                17%
Mid Cap Growth Fund                                    39%                69%
Mid Cap Equity Fund                                    84%                62%
Trust Small Cap Equity Fund                            52%                45%
Intrepid Growth Fund@                                 N/A                149%
Intrepid Value Fund@                                  N/A                110%
Intrepid America Fund@                                N/A                148%
Intrepid Investor Fund@                               N/A                 74%

* Portfolio turnover during the fiscal year ended December 31, 2003 is attributable to market volatility.
** The increase in portfolio turnover rate for the fiscal year ended December
   31, 2002 was primarily due to market volatility.
^ The variation in portfolio turnover for the Equity Income Fund from the fiscal year ended 12/31/01 to the fiscal year ended 12/31/02 was a result of higher than usual share activity related to the Fund's change in portfolio managers during the current fiscal year.
@  Funds commenced operation on 2/28/03.

The Growth and Income Fund and Select Growth and Income Fund invest all of their investable assets in the Growth and Income Portfolio, and, did not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates of the Portfolio for the fiscal periods indicated were as follows:

                                      FISCAL YEAR         FISCAL YEAR
                                        ENDED                ENDED
                                       12/31/02            12/31/03
                                   ------------------   ----------------
Growth and Income Portfolio                      70%                37%

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts and the Corporation with respect to the respective Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the respective Trustees or Directors of the Funds without shareholder approval.

      [The following paragraph is in the SAIs for JPMF, JPMIF, JPMFIT and JPMMFS, but it seems to pertain to all Trusts and the Corporation.] For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policy of the Funds (including their investment objectives), with the exception of the Funds of JPMMFG and JPMFSG, are not fundamental, except as designated herein. The investment objectives of the Fund of JPMMFG and JPMFSG are fundamental but their investment policies are non-fundamental. Shareholders of the Funds of JPMMFG and JPMFSG must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

INVESTMENT RESTRICTIONS OF U.S. SMALL COMPANY OPPORTUNITIES FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to U.S. Small Company Opportunities Fund, that Fund:

     1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC:

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions of the U.S. Small Company Opportunities Fund require that such
Fund:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMFMFG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds of the Corporation, none of those Funds may:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

     4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of each Fund which is a series of JPMFMFG and may be changed with respect to such Fund by the Board of Directors.

     No Fund which is a series of JPFMFMG may:

     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     2.   Invest in companies for the purpose of exercising control.

     3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

     5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMIF

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMIF, each of those Funds:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds which are series of JPMIF:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund and the Select Growth and Income Fund, both series of JPMMFG, it is a fundamental policy of each of those Funds that when the Fund holds no portfolio securities except interests in the G & I Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the G & I Portfolio's investment objective and policies, except for the following: a Fund
(1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of each such Fund that when the Fund holds only portfolio securities other than interests in the G & I Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the G & I Portfolio at the time the assets of the Fund were withdrawn from the G & I Portfolio.

     With respect to all series of JPMMFG, each Fund and the G & I Portfolio:

     1. May not borrow money, except that each Fund and the G & I Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund and the G & I Portfolio may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund and the G & I Portfolio must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's and the G & I Portfolio's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or the G & I Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or the G & I Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or the G & I Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or the G & I Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or the G & I Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund or the G & I Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund or the G & I Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund or the G & I Portfolio may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund which is a series of JPMMFG and the G & I Portfolio are subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each Fund and the G & I Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund and the G & I Portfolio may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund and the G & I Portfolio may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund and the G & I Portfolio may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund and the G & I Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Except as specified above, each Fund and the G & I Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

     The investment policies of Funds which are series of JPMMFG are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain states and foreign countries, a Fund which is a series of JPMMFG or the G & I Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund or the G & I Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund or the G & I Portfolio will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund or the G & I Portfolio to exceed 10% of the value of the Fund's or the G & I Portfolio's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees or the Board of Directors, as applicable, will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFIT

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMMFIT, each of those Funds:

     1. May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction.

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund which is a series of JPMMFIT may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL RESTRICTIONS. Each Fund which is a series of JPMMFIT is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

     2. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     3. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     4. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     5. Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     6. In addition, the Mid Cap Growth Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.

     For purposes of the investment restrictions regarding Funds which are a series of JPMMFIT, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, a Fund of JPMMFIT series may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees or the Board of Directors, as applicable, will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFSG

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Funds which are series of JPMMFSG, each of those Funds:

     1. May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund which is a series of JPMMFSG, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund which is a series of JPMMFSG is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

     For purposes of the investment restrictions regarding Funds which are series of JPMMFSG, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     The investment policies of Funds which are series of JPMMFSG are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain states, a Fund which is a series of JPMMFSG may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, (i) the Mid Cap Equity Fund will not invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years continuous operation, the Trust Small Cap Equity Fund may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, in addition, each Fund which is a series of JPMMFSG may not: (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of JPMMFSG or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF JPMMFS

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund which is a series of JPMMFS:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Funds which is a series of JPMMFS:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leveraging."

                             TRUSTEES AND DIRECTORS

     The names of the Trustees/Directors of the Funds, together with information regarding their year of birth ("YOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees/Directors is 522 Fifth Avenue, New York, NY 10036.

                                                           NUMBER OF PORTFOLIOS
         NAME (YOB);                 PRINCIPAL               IN FUND COMPLEX
       POSITIONS WITH            OCCUPATIONS DURING             OVERSEEN BY            OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)            PAST 5 YEARS             TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
      -----------------            ------------             -------------------          --------------------
INDEPENDENT
TRUSTEES/DIRECTORS
William J. Armstrong           Retired; Vice President               69             None
(1941); Trustee of JPMF and    & Treasurer of
JPMIF since 2001, JPMMFG       Ingersoll-Rand Company
since 1987, JPMMFSG since      (manufacturer of
1996, JPMMFIT since 1997 and   industrial equipment)
JPMMFS                         (1972-2000)

                                                           NUMBER OF PORTFOLIOS
         NAME (YOB);                 PRINCIPAL               IN FUND COMPLEX
       POSITIONS WITH            OCCUPATIONS DURING             OVERSEEN BY            OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)            PAST 5 YEARS             TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
      -----------------            ------------             -------------------          --------------------
since 2003; Director of
JPMFMFG since 2001

Roland R. Eppley, Jr.          Retired                               69             Director of Janel Hydro, Inc.
(1932); Trustee of JPMMFG                                                           (Automotive) (1993-present)
since 1989, JPMMFSG since
1996, JPMMFIT since 1997,
JPMF and JPMIF since 2001
and JPMMFS since 2003;
Director of JPMFMFG since
2001

Dr. Matthew Goldstein          Chancellor of the City                69             Director of National Financial
(1941) Trustee of all Trusts   University of New York                               Partners (financial services
since 2003; Director of        (1999-present);                                      distributor) (2003-present);
JPMFMFG since 2003             President, Adelphi                                   Trustee of Bronx-Lebanon
                               University (New York)                                Hospital Center
                               (1998-1999)                                          (1992-present); Director of
                                                                                    New Plan Excel Realty Trust,
                                                                                    Inc. (real estate investment
                                                                                    trust) (2000-present);
                                                                                    Director of Lincoln Center
                                                                                    Institute for the Arts in
                                                                                    Education (1999-present).

Ann Maynard Gray (1945);       Vice President of                     69             Director of Duke Energy
Trustee of JPMF, JPMIF,        Capital Cities/ ABC,                                 Corporation (1997-present);
JPMMFG, JPMMFIT and JPMMFSG    Inc. (communications)                                Director of Elan Corporation,
since 2001 and JPMMFS since    (1986-1998)                                          plc  (pharmaceuticals)
2003; Director of JPMFMFG                                                           (2001-present); Director of
since 2001                                                                          The Phoenix Companies (wealth
                                                                                    management services)
                                                                                    (2002-present)

Matthew Healey (1937);         Retired; Chief Executive              69             None
Trustee of JPMF since 1982,    Officer of certain J.P.
JPMIF since 1992, and          Morgan Fund trusts
JPMMFG,  JPMMFSG and JPMMFIT   (1982-2001)
since 2001 and JPMMFS since
2003; Director of JPMFMFG
since 2001

Robert J. Higgins (1945);      Retired; Director of                  69             Director of Providian
Trustee of JPMF, JPMIF,        Administration of the                                Financial Corp. (banking)
JPMMFG, JPMMFIT and JPMMFSG    State of Rhode Island                                (2002-Present)
since 2002 and JPMMFS since    (2003); President -
2003; Director of JPMFMFG      Consumer Banking and
since 2002                     Investment Services
                               Fleet Boston

                                                           NUMBER OF PORTFOLIOS
         NAME (YOB);                 PRINCIPAL               IN FUND COMPLEX
       POSITIONS WITH            OCCUPATIONS DURING             OVERSEEN BY            OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)            PAST 5 YEARS             TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
      -----------------            ------------             -------------------          --------------------
                               Financial (1971-2002)

William G. Morton, Jr.         Chairman Emeritus                     69             Director of Radio Shack
(1937) Trustee of all Trusts   (2001-2002), and                                     Corporation (electronics)
since 2003; Director of        Chairman and Chief                                   (1987-present); Director of
JPMFMFG since 2003             Executive Officer,                                   The Griswold Company
                               Boston Stock Exchange                                (securities brokerage)
                               (1985- 2001)                                         (2002-present); Director of
                                                                                    The National Football
                                                                                    Foundation and College Hall
                                                                                    of Fame (1994-present);
                                                                                    Trustee of the Berklee
                                                                                    College of Music
                                                                                    (1998-present);
                                                                                    Trustee of the Stratton
                                                                                    Mountain School
                                                                                    (2001-present).

Fergus Reid, III (1932);       Chairman of Lumelite                  69             Trustee of 209 Morgan Stanley
Trustee of JPMMFG since        Corporation (plastics                                Funds (1995-present)
1987, JPMMFSG since 1996,      manufacturing)
JPMMFIT since 1997, JPMF and   (2003-present); Chairman
JPMIF since 2001 and JPMMFS    and CEO of Lumelite
since 2003; Director of        Corporation (1985-2002)
JPMFMFG since 2001;and
Chairman of the Board of
Trustees/Directors since
2001

James J. Schonbachler          Retired; Managing                     69             None
(1943); Trustee of JPMF,       Director of Bankers
JPMIF, JPMMFG, JPMMFIT and     Trust Company (financial
JPMMFSG since 2001, JPMMFS     services) (1968-1998)
since 2003; Director of
JPMFMFG since 2001

INTERESTED
TRUSTEE/DIRECTOR
Leonard M. Spalding, Jr.*      Retired; Chief Executive              69             None
(1935); Trustee of JPMMFG,     Officer of Chase Mutual
JPMMFSG and JPMMFIT since      Funds (investment
1998, JPMF and JPMIF since     company) (1989-1998);
2001 and JPMMFS since 2003;    President & Chief
Director of JPMFMFG since      Executive Officer of
2001                           Vista Capital Management
                               (investment management)
                               (1990-1998); Chief
                               Investment Executive of
                               Chase Manhattan

                                                           NUMBER OF PORTFOLIOS
         NAME (YOB);                 PRINCIPAL               IN FUND COMPLEX
       POSITIONS WITH            OCCUPATIONS DURING             OVERSEEN BY            OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)            PAST 5 YEARS             TRUSTEE/DIRECTOR(1)          OUTSIDE FUND COMPLEX
      -----------------            ------------             -------------------          --------------------
                               Private Bank (investment
                               management) (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees/Directors serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.

     Each Trustee and Director serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees and Directors, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees and Directors decide upon general policies and are responsible for overseeing the business affairs of each Trust or Corporation, as the case may be. Each of the Board of Trustees and the Board of Directors presently has Audit, Valuation, Investment and Governance Committees. The members of each Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of each Audit Committee is to recommend independent auditors and monitor accounting and financial matters. Each Audit Committee met four times during the fiscal year ended December 31, 2003. The members of each Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of each Valuation Committee is to oversee the fair value of the securities held in each Fund as necessary. Neither Valuation Committee met during the fiscal year ended December 31, 2003. The members of each Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of each Investment Committee is to oversee the Adviser's investment program. Each Investment Committee met two times during the fiscal year ended December 31, 2003. The members of each Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committees include, among other things, the selection and nomination of persons for election or appointment as Trustees or Directors, as the case may be, the review of shareholder correspondence to the respective Board, the review of nominees recommended to the Board by shareholders, the review of compensation of the Trustee and Directors, as the case may be, and the recommendation of independent legal counsel to the Independent Trustees and Directors. Each Governance Committee met one time during the fiscal year ended December 31, 2003.

     The following table shows the dollar range of each Trustee's and Director's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's and Director's dollar range aggregate ownership in any funds that the respective Trustee or Director oversees in the Family of Investment Companies(1):

                           OWNERSHIP OF U.S.
                           SMALL COMPANY        OWNERSHIP OF          OWNERSHIP OF          OWNERSHIP OF
                           OPPORTUNITIES        DIVERSIFIED           DISCIPLINED           U.S. EQUITY
NAME OF TRUSTEE            FUND                 FUND                  EQUITY FUND           FUND
INDEPENDENT TRUSTEES
William J. Armstrong       None                 None                  None                  None
Roland R. Eppley, Jr.      None                 None                  None                  None
Dr. Matthew Goldstein      None                 None                  None                  None
Ann Maynard Gray           None                 None                  None                  None
Matthew Healey             None                 None                  None                  None
Robert J. Higgins          None                 None                  None                  None
William G. Morton, Jr.     None                 None                  None                  None

Fergus Reid, III           None                 None                  None                  None
James J. Schonbachler      None                 None                  None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   None                 None                  None                  None

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                           U.S. SMALL           CAPITAL GROWTH        GROWTH AND           SMALL CAP
NAME OF TRUSTEE            COMPANY FUND         FUND                  INCOME FUND          EQUITY FUND
INDEPENDENT TRUSTEES
William J. Armstrong       None                 $10,001-$50,000       $1-$10,000           None
Roland R. Eppley, Jr.      None                 $50,001-$100,000      None                 None
Dr. Matthew Goldstein      None                 None                  None                 None
Ann Maynard Gray           None                 None                  None                 None
Matthew Healey             None                 None                  None                 None
Robert J. Higgins          None                 None                  None                 None
William G. Morton, Jr.     None                 None                  None                 None
Fergus Reid, III           None                 $1-$10,000            $1-$10,000           None
James J. Schonbachler      None                 None                  None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   None                 None                  None                 None

                                                OWNERSHIP OF
                           OWNERSHIP OF         SELECT GROWTH         OWNERSHIP OF         OWNERSHIP OF
                           DYNAMIC SMALL        AND INCOME            EQUITY GROWTH        EQUITY INCOME
NAME OF TRUSTEE            CAP FUND             FUND                  FUND                 FUND
INDEPENDENT TRUSTEES
William J. Armstrong       None                 None                  None                 None
Roland R. Eppley, Jr.      $50,001-$100,000     None                  None                 None
Dr. Matthew Goldstein      None                 None                  None                 None
Ann Maynard Gray           None                 None                  None                 None
Matthew Healey             None                 None                  None                 None
Robert J. Higgins          None                 None                  None                 None
William G. Morton, Jr.     None                 None                  None                 None
Fergus Reid, III           None                 None                  None                 None
James J. Schonbachler      None                 None                  None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   $50,001-$100,000     None                  None                 None

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                           MID CAP              MID CAP EQUITY        TRUST SMALL          INTREPID GROWTH
NAME OF TRUSTEE            GROWTH FUND          FUND                  CAP EQUITY           FUND
INDEPENDENT TRUSTEES
William J. Armstrong       None                 None                  None                 None
Roland R. Eppley, Jr.      None                 None                  None                 None
Dr. Matthew Goldstein      None                 None                  None                 None
Ann Maynard Gray           None                 None                  None                 None
Matthew Healey             None                 None                  None                 None
Robert J. Higgins          None                 None                  None                 None
William G. Morton, Jr.     None                 None                  None                 None
Fergus Reid, III           None                 None                  None                 None
James J. Schonbachler      None                 None                  None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   None                 None                  None                 None

                           OWNERSHIP OF         OWNERSHIP OF          OWNERSHIP OF
                           INTREPID VALUE       INTREPID AMERICA      INTREPID
NAME OF TRUSTEE            FUND                 FUND                  INVESTOR FUND
INDEPENDENT TRUSTEES
William J. Armstrong       None                 None                  None
Roland R. Eppley, Jr.      None                 None                  None
Dr. Matthew Goldstein      None                 None                  None
Ann Maynard Gray           None                 None                  None
Matthew Healey             None                 None                  None
Robert J. Higgins          None                 None                  None
William G. Morton, Jr.     None                 None                  None
Fergus Reid, III           None                 None                  None
James J. Schonbachler      None                 None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   None                 None                  None

                                                                      AGGREGATE OWNERSHIP OF
                                                                      ALL REGISTERED
                                                                      INVESTMENT COMPANIES
                                                                      OVERSEEN BY
                           OWNERSHIP OF         OWNERSHIP OF          TRUSTEE/DIRECTOR IN
NAME OF                    MID CAP VALUE        SMALL CAP             FAMILY OF INVESTMENT
DIRECTOR                   FUND                 GROWTH FUND           COMPANIES(1)
INDEPENDENT DIRECTORS
William J. Armstrong       None                 None                      Over $100,000

Roland R. Eppley, Jr.      None                 None                      Over $100,000
Dr. Matthew Goldstein      None                 None                           None
Ann Maynard Gray           None                 None                     $10,001-$50,000
Matthew Healey             None                 None                      Over $100,000
Robert J. Higgins          None                 None                           None
William G. Morton, Jr.     None                 None                           None
Fergus Reid, III           None                 None                      Over $100,000
James J. Schonbachler      None                 None                     $50,001-$100,000
INTERESTED DIRECTOR
Leonard M. Spalding, Jr.   None                 None                      Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees and Directors serve includes 13 investment companies.

     As of December 31, 2003, none of the independent Trustees or Directors or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee and Director is currently paid an annual fee of $120,000 for serving as Trustee or Director, as applicable, of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees and the Board of Directors of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Healey and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees and Directors may hold various other directorships unrelated to the JPMorgan Fund Complex.

     Trustee and Director aggregate compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003, are set forth below:

                          SMALL COMPANY
                          OPPORTUNITIES    DIVERSIFIED    DISCIPLINED    U.S. EQUITY
NAME OF TRUSTEE           FUND             FUND           EQUITY FUND    FUND
------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong               $ 31        $   709        $ 1,107         $ 518
Roland R. Eppley, Jr.                28            603            966           436
Dr. Matthew Goldstein                14            464            707           346
Ann Maynard Gray                     28            603            966           436
Matthew Healey                       38            806          1,290           583
Robert J. Higgins                    28            603            966           436
William G. Morton                    14            464            707           346
Fergus Reid, III                     59          1,262          2,020           914

James J. Schonbachler                28            603            966           436
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             30            649          1,026           462


                          U.S. SMALL       CAPITAL GROWTH    GROWTH AND     SMALL CAP
NAME OF TRUSTEE           COMPANY FUND     FUND              INCOME FUND    EQUITY FUND
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              $ 461             $ 535          $ 443        $   804
Roland R. Eppley, Jr.               395               451            376            679
Dr. Matthew Goldstein               287               348            284            522
Ann Maynard Gray                    395               451            376            679
Matthew Healey                      528               604            503            907
Robert J. Higgins                   395               451            376            679
William G. Morton                   287               348            284            522
Fergus Reid, III                    827               946            788          1,422
James J. Schonbachler               395               451            376            679
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.            416               477            399            715

                                           SELECT GROWTH
                          DYNAMIC SMALL    AND INCOME     EQUITY GROWTH  EQUITY INCOME
NAME OF TRUSTEE           CAP FUND         FUND           FUND           FUND
--------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              $ 201            $ 232          $  86          $  81
Roland R. Eppley, Jr.               170              196             73             69
Dr. Matthew Goldstein               130              151             55             52
Ann Maynard Gray                    170              196             73             69
Matthew Healey                      227              262             97             92
Robert J. Higgins                   170              196             73             69
William G. Morton                   130              151             55             52
Fergus Reid, III                    356              410            152            145
James J. Schonbachler               170              196             73             69

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.            177              207             77             73

                          MID CAP       MID CAP EQUITY   TRUST SMALL   INTREPID GROWTH
NAME OF TRUSTEE           GROWTH FUND   FUND             CAP EQUITY    FUND
--------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            $  73           $  203         $ 381              $  6
Roland R. Eppley, Jr.              62              170           319                 5
Ann Maynard Gray                   62              170           319                 5
Dr. Matthew Goldstein              47              134           251                 5
Matthew Healey                     83              227           427                 6
Robert J. Higgins                  62              170           319                 5
William G. Morton                  47              134           251                 5
Fergus Reid, III                  130              356           669                10
James J. Schonbachler              62              170           319                 5
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           66              179           335                 5

                          INTREPID VALUE   INTREPID AMERICA    INTREPID
NAME OF TRUSTEE           FUND             FUND                INVESTOR FUND
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                $  6               $  6                 $  6
Roland R. Eppley, Jr.                  5                  5                    5
Ann Maynard Gray                       5                  5                    5
Dr. Matthew Goldstein                  5                  5                    5
Matthew Healey                         6                  6                    6
Robert J. Higgins                      5                  5                    5
William G. Morton                      5                  5                    5
Fergus Reid, III                      10                 10                   10
James J. Schonbachler                  5                  5                    5
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               5                  5                    5


                                                                TOTAL
                                                            COMPENSATION
NAME OF                   MID CAP VALUE    SMALL CAP       PAID FROM "FUND
DIRECTOR                  FUND             GROWTH FUND         COMPLEX"
--------------------------------------------------------------------------
INDEPENDENT DIRECTORS
William J. Armstrong              $ 421            $ 3          $  140,000
Roland R. Eppley, Jr.               337              3             120,000
Ann Maynard Gray                    337              3              90,000
Dr. Matthew Goldstein               301              2             250,000
Matthew Healey                      450              3             120,000
Robert J. Higgins                   337              3              90,000
William G. Morton                   301              2             120,000
Fergus Reid, III                    707              5             160,000
James J. Schonbachler               337              3             120,000
INTERESTED DIRECTOR
Leonard M. Spalding, Jr.            339              3             126,667

     The Trustees or the Board of Directors, as applicable, of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees/Directors (the "Plan") pursuant to which each Trustee or Director (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees or the Board of Directors, as applicable. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees or the Board of Directors, as applicable, voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees or Directors, as applicable, an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees/Directors.

         The Trustees and Directors instituted a Deferred Compensation Plan for Eligible Trustees/Directors (the "Deferred Compensation Plan") pursuant to which each Trustee or Director (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates), as the case may be, may enter into agreements with such Funds whereby payment of the Trustees' or Directors' fees are deferred until the payment date elected by the Trustee or the Director (or the Trustee's or Director's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee or Director at the time of deferral. If a deferring Trustee or Director dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's or Director's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's or Director's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees and Directors who have elected to defer compensation under such plan.

     The Declarations of Trust and the Articles of Incorporation, respectively, provide that the Trusts and the Corporation will indemnify their Trustees and Directors, as the case may be, and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts and the Corporation, unless, as to liability to the Trusts and the Corporation or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts or the Corporation, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or Directors or in a written opinion of independent counsel, that such officers or Trustees or Directors have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

          NAME (YOB),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
--------------------------------  --------------------------------------------------------------------------------------
George C.W. Gatch (1962)          Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Patricia A. Maleski (1960)        Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration and
Treasurer (2003)                  Board Liaison. Prior to joining J.P. Morgan Chase in 2001, she was the Vice President
                                  of Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg (1959)         Managing Director, JPMIM; since joining J.P. Morgan Chase in 1996, she has held
Secretary (2001)                  numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman               Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining J.P.
(1953)                            Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset
Vice President and                management business, including Associate General Counsel, Tax Director and Co-head of
Assistant Treasurer (2001)        Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

Joseph J. Bertini (1965)          Vice President and Assistant General Counsel, JPMIM.

          NAME (YOB),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
--------------------------------  --------------------------------------------------------------------------------------
Vice President and
Assistant Secretary (2001)

Wayne H. Chan (1965)              Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
Vice President and                was an associate at the law firm of Shearman & Sterling LLP from May 2001 through
Assistant Secretary (2003)        September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Thomas J. Smith (1955)            Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
Vice President and                business in the Americas.
Assistant Secretary (2002)

Paul M. DeRusso (1954)            Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Lai Ming Fung (1974)              Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955)            Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Michael Ciotola (1968)            Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
Assistant Treasurer (2003)*       various positions within BISYS since 1998.

Arthur A. Jensen (1966)           Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       formerly Section Manager at Northern Trust Company.

Martin R. Dean (1963)             Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz (1967)                Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of the
Assistant Secretary (2001)*       Blue Sky Department of Alliance Capital Management L.P.

Ryan M. Louvar (1972)             Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney at
Assistant Secretary (2003)**      Hill, Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from 1997 to 1999.

Lisa Hurley (1955)                Executive Vice President and General Counsel of BISYS Fund Services, Inc.
Assistant Secretary (2001)***

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 60 State Street, Boston, MA 02109. *** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

     As of February 1, 2004, the Officers and Trustees/Directors as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The respective Board of Trustees and Board of Directors of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Funds' principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to

          JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between each of the Trusts and the Corporation on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

     Subject to the supervision of the Funds' Trustees or Directors, as applicable, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of J.P. Morgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, a subsidiary of J.P. Morgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts and the Corporation. See "Administrator and Sub-Administrator," "Shareholder Servicing Agents" and "Custodian" sections.

     J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that are series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorganChase Bank, was the investment adviser to the Funds that are series of JPMMFG and JPMMFSG; Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds.

     Prior to November 30, 2001, JPMFAM (USA) was party to an investment sub-advisory agreement with Symphony Asset Management, LLC ("Symphony") pursuant to which Symphony acted as the Mid Cap Growth Fund's sub-adviser. Symphony furnished an investment program for the Mid Cap Growth Fund, determined what securities and other investments to purchase, retain or sell and placed orders for the purchase and sale of these investments. Symphony made all investment decisions for the Mid Cap Growth Fund. Services performed by Symphony also included furnishing statistical and research data, helping to prepare filings and reports for the Mid Cap Growth Fund and generally assisting JPMFAM (USA) and the Mid Cap Growth Fund's other service providers in all aspects of the administration of the Mid Cap Growth Fund. For its services, Symphony was paid a portion of the fees received by JPMFAM (USA).

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts and the Corporation, on behalf of the respective Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to a specified annual rate of each Fund's average daily net assets, as set forth below:

U.S. Small Company Opportunities Fund                  0.60%
Mid Cap Value Fund                                     0.70%
Small Cap Growth Fund                                  0.80%
Diversified Fund                                       0.55%
Disciplined Equity Fund                                0.25%
U. S. Equity Fund                                      0.40%
U. S. Small Company Fund                               0.60%
Capital Growth Fund                                    0.40%
Growth and Income Fund                                 0.40%
Small Cap Equity Fund                                  0.65%

Dynamic Small Cap Fund                                 0.65%
Select Growth and Income Fund                          0.40%
Equity Growth Fund                                     0.50%
Equity Income Fund                                     0.40%
Mid Cap Growth Fund                                    0.65%
Mid Cap Equity Fund                                    0.65%
Trust Small Cap Equity Fund                            0.65%
Intrepid Growth Fund                                   0.65%
Intrepid Value Fund                                    0.65%
Intrepid America Fund                                  0.65%
Intrepid Investor Fund                                 0.65%

     The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                                    FISCAL YEAR ENDED            PRIOR FISCAL YEAR END           FISCAL YEAR ENDED
                                          2001                     THROUGH 12/31/01^                  12/31/02
                                ---------------------------------------------------------------------------------------
                                   PAID/                         PAID/                          PAID/
FUND (PRIOR FISCAL YEAR END)      ACCRUED        WAIVED         ACCRUED         WAIVED         ACCRUED         WAIVED
----------------------------    ----------     ----------     ----------      ----------     ----------      ----------
U.S. Small Company
Opportuities Fund (May 31)             N/A              -     $      380               -     $      629      $      (23)
U.S. Small Company
Opportuities Portfolio
(May 31)                        $    3,099              -            495             N/A            N/A             N/A
Mid Cap Value Fund
(September 30)                          38            (38)            20             (20)           402            (219)
Small Cap Growth Fund
(September 30)                          21            (21)             4              (3)            17             (17)
Diversified Fund* (June 30)          5,400            N/A          1,440               -          3,327            (173)
Disciplined Equity Fund*
(May 31)                             5,476            N/A          1,315               -          3,973             (53)
U.S. Equity Fund* (May 31)           2,219            N/A            636               -          1,634               -
U.S. Small Company Fund*
(May 31)                             4,306            N/A          1,045               -          3,058               -
Capital Growth Fund*
(October 31)                           358              -            428               -          2,054               -
Small Cap Equity Fund
(October 31)                         3,405              -            567               -          4,157               -
Dynamic Small Cap Fund
(October 31)                         1,567              -            225               -          1,172             (26)
Equity Growth Fund@                    236            N/A            N/A             N/A            470             (92)
Equity Income Fund                     557            (37)           N/A             N/A            341             (93)
Mid Cap Growth Fund
(September 30)                       1,258              -            172              (1)           502             (91)
Mid Cap Equity Fund
(October 31)                           988                          (478)            156            (62)            963
Trust Small Cap Equity Fund
(October 31)                         2,812         (1,593)           338            (223)         1,949            (918)
Intrepid Growth Fund**                 N/A            N/A            N/A             N/A            N/A             N/A
Intrepid Value Fund**                  N/A            N/A            N/A             N/A            N/A             N/A
Intrepid America Fund**                N/A            N/A            N/A             N/A            N/A             N/A
Intrepid Investor Fund**               N/A            N/A            N/A             N/A            N/A             N/A

                                    FISCAL YEAR ENDED
                                         12/31/03
                                --------------------------
                                   PAID/
FUND (PRIOR FISCAL YEAR END)      ACCRUED         WAIVED
----------------------------    ----------      ----------
U.S. Small Company
Opportuities Fund (May 31)      $      133      $      (70)
U.S. Small Company
Opportuities Portfolio
(May 31)                               N/A             N/A
Mid Cap Value Fund
(September 30)                       2,600            (729)
Small Cap Growth Fund
(September 30)                          21             (21)
Diversified Fund* (June 30)          3,036            (552)
Disciplined Equity Fund*
(May 31)                             2,329             (13)
U.S. Equity Fund* (May 31)           1,645               -
U.S. Small Company Fund*
(May 31)                             2,163               -
Capital Growth Fund*
(October 31)                         1,701               -
Small Cap Equity Fund
(October 31)                         4,175               -
Dynamic Small Cap Fund
(October 31)                         1,045             (57)
Equity Growth Fund@                    338            (101)
Equity Income Fund                     256             (64)
Mid Cap Growth Fund
(September 30)                         376             (87)
Mid Cap Equity Fund
(October 31)                          (132)          1,058
Trust Small Cap Equity Fund
(October 31)                         1,992            (646)
Intrepid Growth Fund**              32,222         (32,222)
Intrepid Value Fund**               32,442         (32,442)
Intrepid America Fund**             34,025         (34,025)
Intrepid Investor Fund**            32,579         (32,579)

^ The funds changed their fiscal year-end to 12/31.
* Prior to 9/10/01, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, and Capital Growth Fund utilized the master/feeder fund structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in their corresponding master portfolios, The Diversified Portfolio, The Disciplined equity Portfolio, The U.S. Equity Portfolio, The U.S. Small Company Portfolio, and The Capital Growth Portfolio; Select Growth and Income Fund and Growth and Income Fund continue to utilize the master-feeder structure.
@ For the period August 12, 1999 through September 9, 2001 the Fund invested all of its investable assets in the Portfolio, therefore during this period the fees were paid by the Portfolio.
** The funds commenced operations on 2/28/03.

                                                                 FISCAL PERIOD FROM
                                     FISCAL YEAR ENDED            10/31/01 THROUGH
                                         10/31/01                     12/31/01 *
                                --------------------------------------------------------
                                   PAID/                         PAID/
                                  ACCRUED        WAIVED         ACCRUED         WAIVED
                                ----------     ----------     ----------      ----------
Growth and Income Portfolio     $    7,466            N/A     $    1,060             N/A

                                    FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                         12/31/02                       12/31/03
                                --------------------------------------------------------
                                   PAID/                         PAID/
                                  ACCRUED        WAIVED         ACCRUED         WAIVED
                                ----------     ----------     ----------      ----------
Growth and Income Portfolio     $    5,298            N/A     $    4,286             N/A

* The Portfolio changed its fiscal year end from 10/31 to 12/31.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees and Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust and the Corporation on behalf of the Funds.

     As part of their review of the investment advisory arrangements for the Funds, the Board of Trustees and the Board of Directors have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees and the Board of Directors to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees and the Board of Directors request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees and the Board of Directors, as applicable, of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees and the Board of Directors also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees and Board of Directors compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Boards also examined the benefits to the Adviser and its affiliates of their relationship with each relevant Fund. Specifically, the Boards analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees and the Board of Directors also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Boards compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each relevant Fund relative to its peer group. The Board of Trustees and the Board of Directors also considered the performance of the relevant Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees and the Board of Directors did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees and the Board of Directors of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to the Administration Agreements, between the Trusts and the Corporation, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts and of the Corporation of all documents required to be filed for compliance by the Trusts and the Corporation with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts or the Board of Directors of the Corporation, as applicable, including a majority of the Trustees or Director who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts or the Corporation on behalf of their Funds on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees or the Board of Directors, as the case may be, including a majority of the respective Trustees or Directors who are not "interested persons" of the Trusts or the Corporation, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts or the Corporation, as applicable, shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts or the Corporation, as applicable, under the Administration Agreements.

     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund, except Growth and Income Fund and Select Growth and Income Fund, a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank receives from Growth and Income Fund and Select Growth and Income Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% on the first $25 billion of the average daily net assets of all non-money market funds of the JPMorgan Funds Complex, plus 0.025% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, Inc. for its services as each Fund's sub-administrator.

     Prior to July 1, 2001, and pursuant to a co-administration agreement with JPMF, on behalf of U.S. Small Company Opportunities Fund and U.S. Small Company Opportunities Portfolio, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for U.S. Small Company Opportunities Fund. For its services under the co-administration agreement, U.S. Small Company Opportunities Fund and U.S. Small Company Opportunities Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund and the Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

     Prior to July 1, 2001, and pursuant to Co-Administration Agreements with JPMIF on behalf of its Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds. For its services under the co-administration agreements, JPMIF agreed to pay FDI fees equal to an allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to such Funds were based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

     Prior to July 1, 2001, and pursuant to an Administrative Services Agreements with JPMIF on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrative services agent. For its services under this agreement, the administrative services agent received an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of the Trust and certain other Funds with similar arrangements.

     Prior to July 1, 2001 and pursuant to an administrative services agreement with the JPMF, on behalf of U.S. Small Company Opportunities Fund and U.S. Small Company Opportunities Portfolio, a predecessor to JPMorgan Chase Bank served as the Fund's administrative services agent. For its services under this agreement, the administrative services agent received an allocable share of a complex-wide charge of 0.09% of the first $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the U.S. Small Company Opportunities Fund was determined by the proportionate share that its net assets bear to the total net assets of its Trust and certain other funds with similar arrangements.

     Prior to September 10, 2001, pursuant to administration agreements with JPMFMFG, JPMMFIT, JPMMFG and JPMMFSG, on behalf of their Funds, dated August 31, 1996, a predecessor to JPMorgan Chase Bank served as those Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

     Prior to September 10, 2001, pursuant to an administration agreements effective July 1, 2001 with JPMF and JPMIF, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as the administrator of such Funds. For its services under these agreements, the administrator received an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.

                                  PRIOR FISCAL YEAR ENDED          PRIOR FISCAL YEAR-END
                                             2001                    THROUGH 12/31/01 ^
                                ---------------------------     ---------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED       WAIVED       PAID/ACCRUED       WAIVED
----------------------------    ------------     ----------     ------------     ----------
U.S. Small Company
Opportuities Fund (May 31)      $        128     $        -     $        115     $      (31)
U.S. Small Company
Opportuities Portfolio
(May 31)                                 126              -              - ^              -
Mid Cap Value Fund*
(September 30)                             3             (3)               3             (3)
Small Cap Growth Fund*
(September 30)                             1             (1)               1             (1)
Diversified Fund
(June 30)                              6,293              -              418           (393)
The Diversified Portfolio
(June 30)                              5,502              -                -              -
Disciplined Equity Fund
(May 31)                              14,402              -              641           (338)
The Disciplined Equity
Portfolio (May 31)                     8,977              -               84              -
U.S. Equity Fund (May 31)              2,007              -              248           (138)
The U.S. Equity Portfolio
(May 31)                               3,186              -               28              -
U.S. Small Company Fund
(May 31)                               4,141              -              287           (105)
The U.S. Small Company
Portfolio (May 31)                     4,099              -               43              -
Capital Growth Fund
(October 31)                             771              -              161              -

                                     FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                          12/31/02                       12/31/03
                                ---------------------------     ---------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED       WAIVED       PAID/ACCRUED       WAIVED
----------------------------    ------------     ----------     ------------     ----------
U.S. Small Company
Opportuities Fund (May 31)      $        157     $     (113)    $         33     $      (25)
U.S. Small Company
Opportuities Portfolio
(May 31)                                 N/A            N/A              N/A            N/A
Mid Cap Value Fund*
(September 30)                            57             (9)             530           (158)
Small Cap Growth Fund*
(September 30)                             2             (2)               4             (3)
Diversified Fund
(June 30)                                907           (807)             828           (417)
The Diversified Portfolio
(June 30)                                N/A            N/A              N/A            N/A
Disciplined Equity Fund
(May 31)                               1,703         (1,140)           1,272         (1,042)
The Disciplined Equity
Portfolio (May 31)                       N/A            N/A              N/A            N/A
U.S. Equity Fund (May 31)                613           (450)             617           (367)
The U.S. Equity Portfolio
(May 31)                                 N/A            N/A              N/A            N/A
U.S. Small Company Fund
(May 31)                                 764           (264)             541            (72)
The U.S. Small Company
Portfolio (May 31)                       N/A            N/A              N/A            N/A
Capital Growth Fund
(October 31)                             770            (70)             638           (471)

                                  PRIOR FISCAL YEAR ENDED          PRIOR FISCAL YEAR-END
                                             2001                    THROUGH 12/31/01 ^
                                ---------------------------     ---------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED       WAIVED       PAID/ACCRUED       WAIVED
----------------------------    ------------     ----------     ------------     ----------
Capital Growth Fund
(October 31)                             771              -              161              -
Growth and Income Fund
(October 31)                           1,291              -              179              -
Growth and Income
Portfolio (October 31)                   933              -              133              -
Small Cap Equity Fund
(October 31)                             786              -              131              -
Dynamic Small Cap Fund
(October 31)                             362              -               52              -
Select Growth and Income
Fund (October 31)                        270              -               71              -
Equity Growth Fund                       148            (25)             N/A            N/A
Equity Income Fund                       147            (18)             N/A            N/A
Mid Cap Growth Fund#
(September 30)                           N/A            N/A              N/A            N/A
Mid Cap Equity Fund
(October 31)                             163             (9)              36            (10)
Trust Small Cap Equity
Fund (October 31)                        362            (51)              78            (21)
Intrepid Growth Fund**                   N/A            N/A              N/A            N/A
Intrepid Value Fund**                    N/A            N/A              N/A            N/A
Intrepid America Fund**                  N/A            N/A              N/A            N/A
Intrepid Investor Fund**                 N/A            N/A              N/A            N/A

                                     FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                          12/31/02                       12/31/03
                                ---------------------------     ---------------------------
FUND (PRIOR FISCAL YEAR END)    PAID/ACCRUED       WAIVED       PAID/ACCRUED       WAIVED
----------------------------    ------------     ----------     ------------     ----------
Capital Growth Fund
(October 31)                             770            (70)             638           (471)
Growth and Income Fund
(October 31)                             878           (499)             699           (699)
Growth and Income
Portfolio (October 31)                   662              -              536              -
Small Cap Equity Fund
(October 31)                             959            (51)             963           (590)
Dynamic Small Cap Fund
(October 31)                             271            (72)             241           (153)
Select Growth and Income
Fund (October 31)                        389              -              370              -
Equity Growth Fund                       141            (47)             101            (36)
Equity Income Fund                       128            (54)              96            (67)
Mid Cap Growth Fund#
(September 30)                           N/A            N/A               87            (74)
Mid Cap Equity Fund
(October 31)                             222            (68)             244            (66)
Trust Small Cap Equity
Fund (October 31)                        450           (129)             460           (130)
Intrepid Growth Fund**                   N/A            N/A            7,436         (7,436)
Intrepid Value Fund**                    N/A            N/A            7,487         (7,487)
Intrepid America Fund**                  N/A            N/A            7,852         (7,852)
Intrepid Investor Fund**                 N/A            N/A            7,518         (7,518)

^ The Funds, except Equity Growth Fund and Equity Income Fund, changed their fiscal year ends to 12/31.
* From 4/27/01 through 9/30/01
# The Mid Cap Growth Fund did not pay out any administration fees before December 31,2001.
** The Intrepid Funds Commenced operations on 2/28/03

     Under a prior arrangement that terminated April 26, 2001, the adviser to JPMFMFG, Investment Company Administration, L.L.C., was paid or accrued the following administration fees by the Funds of that Trust for the fiscal periods indicated (in thousands):

                                          FISCAL PERIOD THROUGH
                                                 4/26/01
                                                 -------
                                          PAID/ACCURED   WAIVED
Mid Cap Value Fund                            $ 24
Small Cap Growth Fund                           23

     Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG, on behalf of the Funds of that Trust, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund of that Trust.

                                        FISCAL YEAR ENDED 10/31/01
                                        --------------------------
                                           PAID/ACCURED   WAIVED
Growth and Income Fund                        $ 557
Capital Growth Fund                             312
Small Cap Equity Fund                           220
Dynamic Small Cap Fund                          103
Select Growth and Income Fund                   202

     The table below sets forth for Equity Growth Fund and Equity Income Fund the sub-administration fees paid and waived the amount in parentheses to the Distributor under a prior arrangement which terminated on September 9, 2001 for the fiscal periods indicated (in thousands):

                                          FOR THE FISCAL PERIOD
                                         1/01/01 THROUGH 9/09/01
                                         -----------------------
                                         PAID/ACCURED     WAIVED
Equity Growth Fund                          $ 66           $ (8)
Equity Income Fund                            44             --

     Prior to February 28, 2001, PFPC Inc. ("PFPC") served as the administrator and fund accountant and handled dividend disbursing for the Mid Cap Growth Fund. Under this prior arrangement, PFPC was paid or accrued the following administrative fees for the fiscal periods indicated (in thousands):

                                        FISCAL YEAR ENDED 09/30/01
                                        --------------------------
                                          PAID/ACCURED    WAIVED
Mid Cap Growth Fund                          $ 222         $ --

     Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with the Trust, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund (amounts in thousands):

                                           FOR THE FISCAL PERIOD
                                         11/01/00 THROUGH 9/09/01
                                         ------------------------
                                          PAID/ACCURED    WAIVED
Mid Cap Equity                               $  65        $  (52)
Fund
Trust Small Cap Equity Fund                    142          (113)

                                   DISTRIBUTOR

     The Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts and the Corporation, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, on behalf of the Funds, the Distributor receives no compensation in its capacity as the distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

     The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and, following the two year period and from year to year thereafter, only if it is approved at least annually (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust or the Directors of the Corporation, as the case may be, and a vote of the respective Trustees or Directors who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Directors"). A Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust or Directors of the Corporation, as the case may be, including a vote of a majority of the respective Trustees or Directors who are not "interested persons" of the respective Trust or Corporation, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

                                DISTRIBUTION PLAN

     Each Trust, with the exception of JPMMFS, and the Corporation have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C Shares of their respective Funds, which provide that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth below. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

     Class A Shares of all Funds, except Mid Cap Growth Fund, pay a Distribution Fee of 0.25%, and Class B and Class C Shares of the Funds, except the Funds which are series of JPMFMFG and Mid Cap Growth Fund, pay a Distribution Fee of 0.75% of average daily net assets. Class A Shares and Class B Shares of Mid Cap Growth Fund pay a Distribution Fee of 0.30% and 1.00%, respectively, of average daily net assets. Class B and Class C Shares of Funds which are series of JPMFMFG pay a Distribution Fee of 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of all Funds except Mid Cap Growth Fund and Funds which are series of JPMFMFG, for which the Distributor will receive 1.00% of average daily net assets, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares or 0.75% annualized of the average NAV of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year or 1.00% annual limitation on such compensation paid with respect to Mid Cap Growth Fund and Funds which are series of JPMFMFG, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees or Directors, as the case may be, and a majority of the Trustees or Directors, as the case may be, who are not "interested persons" (as defined in the 1940 Act) of the Trusts or the Corporation and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees/Directors").

     The Distribution Plan requires that the Distributor shall provide to the Board of Trustees and the Board of Directors, and the Board of Trustees and Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the respective Distribution Plan. The selection and nomination of Qualified Trustees/Directors shall be committed to the discretion of the respective disinterested Trustees and Directors (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees/Directors, as the case may be, or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees/Directors and Qualified Directors, as the case may be. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                  FISCAL YEAR ENDED     PRIOR FISCAL YEAR-END     FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                         2001            THROUGH 12/31/01 @            12/31/02                 12/31/03
FUND (PRIOR FISCAL YEAR END)   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
----------------------------   ------------ ---------- ------------ ---------- ------------ ----------  ------------ ----------
Mid Cap Value Fund**
(September 30)
      Class A Shares            $        1  $        -  $        2  $        -  $       32  $        -   $      261  $        -
      Class B Shares                     3           1           5           2          95           -          285           -
      Class C Shares                     2           1           6           2          56           -          301           -
Small Cap Growth Fund**
(September 30)
      Class A Shares                     -           -           -           -           1           -            2           -
      Class B Shares                     -           -           -           -           2           -            1           -
      Class C Shares                     -           -           -           -           -           -            -^          -
Diversified Fund
(June 30)
      Class A Shares                   N/A         N/A         N/A         N/A         N/A         N/A           85           -
      Class B Shares                   N/A         N/A         N/A         N/A         N/A         N/A           77           -
      Class C Shares                   N/A         N/A         N/A         N/A         N/A         N/A            4           -
Disciplined Equity Fund
(May 31)
      Class A Shares                   N/A         N/A           -           -           6           -            4           -
      Class B Shares                   N/A         N/A           -           -           2           -            2           -
U.S. Equity Fund
(May 31)
      Class A Shares                   N/A         N/A          41           -          95           -          105           -
      Class B Shares                   N/A         N/A          43           -         106           -          179           -
      Class C Shares                   N/A         N/A           3           -           7           -           30           -
Capital Growth Fund
(October 31)
      Class A Shares                 1,157           -         195           -       1,017           -          908           -
      Class B Shares                 1,885           -         209           -         750           -          418           -
      Class C Shares                    35           -           5           -          29           -           26           -
Growth and Income Fund
(October 31)
      Class A Shares                 2,460           -         366           -       1,857           -        1,548           -
      Class B Shares                 2,224           -         231           -         948           -          552           -
      Class C Shares                    65           -           9           -          46           -           40           -
Small Cap Equity Fund
(October 31)
      Class A Shares                   194           -          30           -         193           2          198          24
      Class B Shares                   351           -          51           -         249           -          149           -
Dynamic Small Cap Fund
(October 31)
      Class A Shares                   362           -          52           -         247           -          205           -
      Class B Shares                   637           -          88           -         453           -          389           -
      Class C Shares                    87           -          13           -          77           -          109           -
Equity Growth Fund*
      Class A Shares                    87         (80)        N/A         N/A          57         (54)          46         (46)
      Class B Shares                   112           -         N/A         N/A          86           -           65           -
      Class C Shares                    19           -         N/A         N/A          12           -            7           -
Equity Income Fund*
      Class A Shares                    74           -         N/A         N/A          50         (45)          36         (36)
      Class B Shares                   102           -         N/A         N/A          82          (5)          60           -
      Class C Shares                    26           -         N/A         N/A          23          (2)          21           -
Mid Cap Growth Fund
(September 30)
      Class A Shares                   230           -          75           -         220           -          146           -
      Class B Shares                 1,069           -          14           -          39           -           24           -

@ The Funds changed their fiscal year ends to 12/31. ^ Amount rounds to less than one thousand.
* Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end. ** From 4/27/01 throgh 9/30/01.

     The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 12/31/03:

Mid Cap Value Fund
         Advertising and Sales Literature                                              $     13,606
         B Share Financing Charges                                                          285,063
         Compensation to dealers                                                             74,498
         Compensation to sales personnel                                                        455
         Equipment, supplies and other indirect distribution-related expenses                 1,665
         Printing, production and mailing of prospectuses to other than shareholders         18,323
Small Cap Growth Fund
         Advertising and Sales Literature                                              $         28
         B Share Financing Charges                                                            1,002
         Compensation to dealers                                                                918
         Compensation to sales personnel                                                          4
         Equipment, supplies and other indirect distribution-related expenses                    13
         Printing, production and mailing of prospectuses to other than shareholders             56
Diversified Fund
         Advertising and Sales Literature                                              $        224
         B Share Financing Charges                                                           76,897
         Compensation to dealers                                                             41,199
         Compensation to sales personnel                                                         38
         Equipment, supplies and other indirect distribution-related expenses                   183
         Printing, production and mailing of prospectuses to other than shareholders          5,102
Disciplined Equity Fund
         Advertising and Sales Literature                                              $     11,763
         B Share Financing Charges                                                            2,068
         Compensation to dealers                                                             35,522
         Compensation to sales personnel                                                      1,990
         Equipment, supplies and other indirect distribution-related expenses                 3,908
         Printing, production and mailing of prospectuses to other than shareholders         17,558
U.S. Equity Fund
         Advertising and Sales Literature                                              $      1,829
         B Share Financing Charges                                                          178,447
         Compensation to dealers                                                             81,260
         Compensation to sales personnel                                                        314
         Equipment, supplies and other indirect distribution-related expenses                   744
         Printing, production and mailing of prospectuses to other than shareholders         88,479
Capital Growth Fund
         Advertising and Sales Literature                                              $      5,622
         B Share Financing Charges                                                          417,849
         Compensation to dealers                                                            813,800
         Compensation to sales personnel                                                        943
         Equipment, supplies and other indirect distribution-related expenses                 2,245
         Printing, production and mailing of prospectuses to other than shareholders         14,644
Growth and Income Fund
         Advertising and Sales Literature                                              $      9,740
         B Share Financing Charges                                                          551,988
         Compensation to dealers                                                          1,414,811
         Compensation to sales personnel                                                      1,639
         Equipment, supplies and other indirect distribution-related expenses                 3,759
         Printing, production and mailing of prospectuses to other than shareholders         26,805

Small Cap Equity Fund
          Advertising and Sales Literature                                             $      1,368
          B Share Financing Charges                                                         149,233
          Compensation to dealers                                                           149,298
          Compensation to sales personnel                                                       231
          Equipment, supplies and other indirect distribution-related expenses                  532
          Printing, production and mailing of prospectuses to other than shareholders         8,408
Dynamic Small Cap Fund
          Advertising and Sales Literature                                             $      2,143
          B Share Financing Charges                                                         389,255
          Compensation to dealers                                                           231,532
          Compensation to sales personnel                                                       359
          Equipment, supplies and other indirect distribution-related expenses                  861
          Printing, production and mailing of prospectuses to other than shareholders         3,806
Equity Growth Fund
          Advertising and Sales Literature                                             $        384
          B Share Financing Charges                                                          64,645
          Compensation to dealers                                                            45,906
          Compensation to sales personnel                                                        65
          Equipment, supplies and other indirect distribution-related expenses                  149
          Printing, production and mailing of prospectuses to other than shareholders           661
Equity Income Fund
          Advertising and Sales Literature                                             $        354
          B Share Financing Charges                                                          60,239
          Compensation to dealers                                                            65,794
          Compensation to sales personnel                                                        60
          Equipment, supplies and other indirect distribution-related expenses                  136
          Printing, production and mailing of prospectuses to other than shareholders           600
Mid Cap Growth Fund
          Advertising and Sales Literature                                             $        791
          B Share Financing Charges                                                          23,982
          Compensation to dealers                                                            14,623
          Compensation to sales personnel                                                       134
          Equipment, supplies and other indirect distribution-related expenses                  309
          Printing, production and mailing of prospectuses to other than shareholders         2,474

                                    CUSTODIAN

     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge.The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

     The Trusts and the Corporation on behalf of each of their respective Funds have entered into Shareholder Servicing Agreements, with JPMorgan Chase Bank. Under the agreements, the JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws.

     Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares, a fee of 0.10% for the Institutional Shares and a fee of 0.05% for Ultra Shares, as applicable, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25%, 0.10% or 0.05% annual fee, as applicable, to such entities for performing shareholder and administrative services. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.

     Prior to March 23, 2001, the Mid Cap Growth Fund had adopted an Administrative Services Plan, which among other things, provided that the Fund might obtain services of one or more shareholder servicing agents. For their services, the shareholder servicing agents received a fee that was computed daily and paid monthly at an annual rate equal to 0.10% of daily net assets.

     The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                    FISCAL YEAR ENDED   PRIOR FISCAL YEAR-END      FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          2001           THROUGH 12/31/01 @            12/31/02                12/31/03
                                  --------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)      PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----------------------------      ------------  ------  ------------   ------    ------------   ------   ------------   ------
U.S. Small Company Opportuities
Fund (May 31)
Select                            $      1,290       -  $        365   $  (43)   $        262   $  (14)  $         55   $  (41)
Mid Cap Value Fund
(September 30)
      Class A Shares                         -       -             -        -               -        -            233     (173)
      Class B Shares                         -       -             -        -               -        -             75        -
      Class C Shares                         -       -             -        -               -        -             87        -
      Institutional Shares                   -       -             -        -               -        -            131     (131)
      Select Shares                          -       -             -        -               -        -             67        -
Small Cap Growth Fund
(September 30)
      Class A Shares                         -       -             -        -               -        -              1        1
      Class B Shares                         -       -             -        -               -        -              - ^      - ^
      Class C Shares                         -       -             -        -               -        -              - ^      - ^
      Institutional Shares                   -       -             -        -               -        -              2        2
      Select Shares                          -       -             -        -               -        -              - ^      - ^
Diversified Fund (June 30)
      Class A Shares                         -       -             -        -               -        -             85      (77)
      Class B Shares                         -       -             -        -               -        -             26       (5)
      Class C Shares                         -       -             -        -               -        -              1         -
      Institutional Shares                 626       -           264     (158)            302     (297)           269     (269)
      Select Shares                          -       -           256        -             756        -            596         -

Disciplined Equity Fund
(May 31)
      Class A Shares                         -       -             -        -               5       (4)             4       (4)
      Class B Shares                         -       -             -        -               1        -              1       (1)
      Institutional Shares               1,415       -           665     (339)          1,040   (1,024)           651     (195)
      Select Shares                          -       -            93        -             233       (8)           166        -
      Ultra Shares                           -       -             -        -               -        -             64      (64)
U.S. Equity Fund (May 31)
      Class A Shares                         -       -            41      (33)             95      (83)           105     (101)
      Class B Shares                         -       -            15        -              36       (3)            60       (9)
      Class C Shares                         -       -             1        -               2        -             10       (2)
      Institutional Shares                 197       -            74        -              82       (8)            73      (26)
      Select Shares                          -       -           254        -             683     (78)            671     (119)
U.S. Small Company Fund
(May 31)
      Institutional Shares                   -       -           202      (19)            263     (126)           171     (166)
      Select Shares                        408       -           196        -             616      (89)           474     (166)

Capital Growth Fund
(October 31)
      Class A Shares                     1,157       -           195        -           1,017        -            908        -
      Class B Shares                       628       -            70        -             250        -            139        -
      Class C Shares                        12       -             2        -              10        -              9        -
      Select Shares                         19       -             1        -               7       (2)             7       (7)
Growth and Income Fund
(October 31)
      Class A Shares                     2,461       -           366        -           1,857     (134)         1,548     (309)
      Class B Shares                       741       -            77        -             316      (20)           184      (37)
      Class C Shares                        22       -             3        -              15       (1)            13       (3)
      Select Shares                          4       -             1        -               6        -              2       (1)

                                    FISCAL YEAR ENDED   PRIOR FISCAL YEAR-END      FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          2001           THROUGH 12/31/01 @            12/31/02                12/31/03
                                  --------------------------------------------------------------------------------------------
FUND (PRIOR FISCAL YEAR END)      PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----------------------------      ------------  ------  ------------   ------    ------------   ------   ------------   ------
Small Cap Equity Fund
(October 31)
      Class A Shares                         8       -             1        -               8        -            146     (115)
      Class B Shares                       117       -            17        -              83        -             50        -
      Select Shares                        998    (890)          171     (151)          1,323   (1,255)         1,359     (987)
Dynamic Small Cap Fund
(October 31)
      Class A Shares                       361    (190)           52      (25)            247     (188)           205     (185)
      Class B Shares                       212       -            29        -             151      (42)           130      (54)
      Class C Shares                        29       -             5        -              26       (8)            36      (15)
      Select Shares                          -       -             1       (1)             27       (7)            31       (6)
Equity Growth Fund#*
      Class A Shares                        79     (24)          N/A      N/A              57      (45)            46      (35)
      Class B Shares                        37     (11)          N/A      N/A              29      (23)            22      (18)
      Class C Shares                         6      (2)          N/A      N/A               4       (3)             2       (2)
      Select Shares                        266     (17)          N/A      N/A             145         -            99        -
Equity Income Fund#*
      Class A Shares                        71     (68)          N/A      N/A              50      (15)            36        -
      Class B Shares                        34     (32)          N/A      N/A              27      (27)            20      (20)
      Class C Shares                         9      (8)          N/A      N/A               8       (8)             7       (7)
      Select Shares                        170      (6)          N/A      N/A             128         -            97        -
Mid Cap Growth Fund**
(September 30)
      Class A Shares                       106       -             -        -               -         -            95      (76)
      Class B Shares                         -       -             -        -               -         -             5        -
Mid Cap Equity Fund
(October 31)
      Select Shares                        380    (380)           60      (60)            370     (343)           407     (332)
Trust Small Cap Equity Fund
(October 31)
      Select Shares                        839    (839)          130     (130)            750     (750)           766     (766)
Intrepid Growth Fund***
      Select Shares                        N/A     N/A           N/A      N/A             N/A       N/A        12,393  (12,393)
Intrepid Value Fund***
      Select Shares                        N/A     N/A           N/A      N/A             N/A       N/A        12,478  (12,478)
Intrepid America Fund***
      Select Shares                        N/A     N/A           N/A      N/A             N/A       N/A        13,087  (13,087)
Intrepid Investor Fund***
      Select Shares                        N/A     N/A           N/A      N/A             N/A       N/A        12,531  (12,531)

@ The Funds changed their fiscal year ends to 12/31.
^ Amount rounds to less than one thousand.
# Prior to 2/16/01 the funds did not have shareholder servicing fees.
* Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end ** For the fiscal period October 1, 2001, through December 31, 2001, the Mid Cap Growth Fund did not pay or accrue expenses under the Shareholder Servicing Agreement.
*** The Intrepid Funds Commenced operations on 2/28/03

     Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts and the Corporation. These expenses include: investment advisory and administrative fees; the compensation of the Trustees and Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts and the Corporation; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

     The independent accountants of the Trusts, the Corporation and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the prospectus. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

     An investor may buy shares in a Fund: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in lieu of payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the applicable Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts and the Corporation have filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A Shares is set forth below:

                                                                                AMOUNT OF SALES CHARGE RE-
AMOUNT OF SALES CHARGE                                                          ALLOWED TO DEALERS AS A
OFFERING PRICE ($)                          SALE CHARGE AS A PERCENTAGE OF:     PERCENTAGE OF OFFERING PRICE
------------------                          -------------------------------     ----------------------------
                                             OFFERING         NET AMOUNT
                                               PRICE           INVESTED
                                               -----           --------
Under 100,000                                  5.75               6.10                       5.00
100,000 but under 250,000                      3.75               3.90                       3.25
250,000 but under 500,000                      2.50               2.56                       2.25
500,000 but under 1,000,000                    2.00               2.04                       1.75

     There is no initial sales charge on purchases of Class A Shares of $1 million or more.

     At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

     The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") as follows:
(i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

     The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' cumulative quantity discount, statement of intention, group sales plan and employee benefit plans.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

     Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation of the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

     No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the prior Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     When shares of the Funds are sold to a qualified tuition program under
Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

     Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to a Fund, the Distributor or the JPMorgan Funds Service Center.

     A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees and Directors (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

     Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Funds, provided there is no change in account registration.

     Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

     REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (in an amount not in excess of the redemption proceeds), and shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

     Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

     The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes of the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     MID CAP GROWTH FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Mid Cap Growth Fund, who received Class B Shares in the Mid Cap Growth Fund as part of the reorganization of the Mid Cap Growth Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CSDC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CSDC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Mid Cap Growth Fund were received in the reorganization.

                                                     CONTINGENT DEFERRED SALES CHARGE*
                                                     ---------------------------------
                                                 SHARES RECEIVED               SHARES RECEIVED
YEARS HELD                                    AFTER REORGANIZATION            IN REORGANIZATION
----------                                    --------------------            -----------------
    1                                                   5%                           5%
    2                                                   4%                           4%
    3                                                   3%                           3%
    4                                                   3%                           3%
    5                                                   2%                           1%
    6                                                   1%               Convert to Class A shares
    7                                                  None                         --
    8                                                  None                         --
    9                                        Convert to Class A shares              --

* Purchasers acquiring Class B Shares of the Mid Cap Growth Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees or the Board of Directors to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

     Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

     The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non- Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees and Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees or Directors, as the case may be.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees or Directors, as the case may be.

     Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

     For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees and Directors, as the case may be.

                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated according to the following formulas:

          Average annual total returns (before taxes):
               P (1 + T)(TO THE POWER OF n) = ERV

          Average annual total returns (after taxes on distributions):
               P (1 + T)(TO THE POWER OF n) = ATV(SUB D)

            Average annual total returns (after taxes on distributions and sale of Fund shares)
               P (1 + T)(TO THE POWER OF n) = ATV(SUB DR)

          Where:    P =           a hypothetical initial payment of $1,000.

                    T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                    n =           number of years.

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                    ATV(SUB D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                    ATV(SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                  10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 12/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
U.S. SMALL COMPANY OPPORTUITIES FUND
Select Shares - before taxes                               28.13%         -3.89%                           0.33%      6/16/1997
Select Shares - after taxes on distributions               28.13%         -4.32%                          -0.18%
Select Shares - after taxes on distributions
and sale of fund shares.                                   18.28%         -3.33%                           0.13%
MID CAP VALUE FUND                                                                                                   11/13/1997
Class A Shares - before taxes                              22.60%         16.25%                          17.35%
Class A Shares - after taxes on distributions              22.39%         13.19%                          14.75%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   14.84%         12.14%                          13.57%
Class B Shares - before taxes                              24.06%         16.96%                          18.11%
Class B Shares - after taxes on distributions              23.89%         13.89%                          15.53%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   15.73%         12.78%                          14.28%
Class C Shares - before taxes                              28.09%         17.22%                          18.15%
Class C Shares - after taxes on distributions              27.92%         14.18%                          15.57%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   18.36%         13.03%                          14.32%

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
Institutional Shares - before taxes                        30.62%         17.95%                          18.75%
Institutional Shares - after taxes on distributions        30.36%         14.81%                          16.08%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   20.11%         13.62%                          14.81%
Select Shares - before taxes                               30.34%         17.82%                          18.64%
Select Shares - after taxes on distributions               30.11%         14.69%                          15.99%
Select Shares - after taxes on distributions
and sale of fund shares.                                   19.90%         13.51%                          14.72%
SMALL CAP GROWTH FUND                                                                                                11/14/1997
Class A Shares - before taxes                              31.34%         -1.36%                           1.49%
Class A Shares - after taxes on distributions              31.34%         -3.80%                          -0.70%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   20.37%         -2.24%                           0.25%
Institutional Shares - before taxes                        40.25%          0.25%                           2.84%
Institutional Shares - after taxes on distributions        40.25%         -2.23%                           0.62%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   26.16%         -0.92%                           1.38%
Select Shares - before taxes                               40.11%          0.13%                           2.73%
Select Shares - after taxes on distributions               40.11%         -2.35%                           0.52%
Select Shares - after taxes on distributions
and sale of fund shares.                                   26.07%         -1.03%                           1.29%
DIVERSIFIED FUND
Class A Shares - before taxes                              13.56%          0.23%          7.42%
Class A Shares - after taxes on distributions              13.18%         -0.93%          5.78%
Class A Shares - after taxes on distributions
and sale of fund shares.                                    8.94%         -0.46%          5.47%
Class B Shares - before taxes                              14.95%          1.01%          8.01%
Class B Shares - after taxes on distributions              14.68%         -0.15%          6.37%
Class B Shares - after taxes on distributions
and sale of fund shares.                                    9.80%          0.21%          6.01%
Class C Shares - before taxes                              19.01%          1.34%          8.01%
Class C Shares - after taxes on distributions              18.75%          0.19%          6.38%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   12.44%          0.49%          6.01%
Institutional Shares - before taxes                        21.20%          1.79%          8.41%
Institutional Shares - after taxes on distributions        20.66%          0.63%          6.36%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   13.97%          0.88%          6.11%
Select Shares - before taxes                               20.90%          1.49%          8.09%
Select Shares - after taxes on distributions               20.45%          0.31%          6.44%
Select Shares - after taxes on distributions
and sale of fund shares.                                   13.74%          0.60%          6.07%
DISCIPLINED EQUITY FUND                                                                                               1/3/1997
Class A Shares - before taxes                              21.58%         -3.46%                           5.59%
Class A Shares - after taxes on distributions              21.45%         -3.91%                           5.09%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   14.16%         -3.14%                           4.57%
Institutional Shares - before taxes                        29.60%         -1.91%                           6.83%
Institutional Shares - after taxes on distributions        29.34%         -2.55%                           6.00%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   19.53%         -1.94%                           5.49%

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
Select Shares - before taxes                               29.45%         -2.19%                           6.57%
Select Shares - after taxes on distributions               29.24%         -2.67%                           6.05%
Select Shares - after taxes on distributions
and sale of fund shares.                                   19.38%         -2.10%                           5.43%
Ultra Shares - before taxes                                29.80%         -1.88%                           6.85%
Ultra Shares - after taxes on distributions                29.52%         -2.52%                           6.02%
Ultra Shares - after taxes on distributions
and sale of fund shares.                                   19.67%         -1.91%                           5.51%
U.S. EQUITY FUND
Class A Shares - before taxes                              24.77%         -2.51%          8.42%
Class A Shares - after taxes on distributions              24.66%         -3.41%          5.60%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   16.22%         -2.45%          5.85%
Class B Shares - before taxes                              26.29%         -1.86%          8.88%
Class B Shares - after taxes on distributions              26.28%         -2.72%          6.08%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   17.09%         -1.88%          6.29%
Class C Shares - before taxes                              30.29%         -1.67%          8.88%
Class C Shares - after taxes on distributions              30.29%         -2.53%          6.08%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   19.69%         -1.72%          6.29%
Institutional Shares - before taxes                        32.63%         -1.00%          9.37%
Institutional Shares - after taxes on distributions        32.42%         -2.40%          6.54%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   21.43%         -1.37%          6.85%
Select Shares - before taxes                               32.42%         -1.17%          9.16%
Select Shares - after taxes on distributions               32.22%         -2.39%          6.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                   21.23%         -1.45%          6.44%
U.S. SMALL COMPANY FUND
Institutional Shares - before taxes                        40.03%          5.81%          8.75%
Institutional Shares - after taxes on distributions        39.95%          5.16%          7.03%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   26.12%          4.78%          6.73%
Select Shares - before taxes                               39.72%          5.61%          8.61%
Select Shares - after taxes on distributions               39.67%          5.19%          6.43%
Select Shares - after taxes on distributions
and sale of fund shares.                                   25.87%          4.69%          6.23%
CAPITAL GROWTH FUND
Class A Shares - before taxes                              28.30%          2.56%          8.27%
Class A Shares - after taxes on distributions              27.58%          1.27%          6.50%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   19.29%          1.72%          6.43%
Class B Shares - before taxes                              30.37%          2.95%          8.48%
Class B Shares - after taxes on distributions              29.56%          1.59%          6.70%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   20.75%          2.05%          6.63%
Class C Shares - before taxes                              34.17%          3.24%          8.27%
Class C Shares - after taxes on distributions              33.35%          1.88%          6.48%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   23.23%          2.30%          6.45%

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
Select Shares - before taxes                               36.64%          4.29%          9.30%
Select Shares - after taxes on distributions               35.91%          3.00%          7.51%
Select Shares - after taxes on distributions
and sale of fund shares.                                   24.74%          3.20%          7.34%
GROWTH AND INCOME FUND
Class A Shares - before taxes                              19.02%         -1.67%          7.17%
Class A Shares - after taxes on distributions              18.86%         -3.07%          5.19%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   12.52%         -1.78%          5.47%
Class B Shares - before taxes                              20.66%         -1.29%          7.36%
Class B Shares - after taxes on distributions              20.57%         -2.59%          5.50%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   13.50%         -1.38%          5.74%
Class C Shares - before taxes                              24.64%         -1.00%          7.08%
Class C Shares - after taxes on distributions              24.54%         -2.34%          5.21%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   16.11%         -1.15%          5.50%
Select Shares - before taxes                               26.78%          0.20%          8.31%
Select Shares - after taxes on distributions               26.53%         -1.31%          6.23%
Select Shares - after taxes on distributions
and sale of fund shares.                                   17.65%         -0.28%          6.41%
SMALL CAP EQUITY FUND                                                                                                12/20/1994
Class A Shares - before taxes                              28.52%          5.30%                          13.93%
Class A Shares - after taxes on distributions              28.52%          4.04%                          12.94%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   18.54%          4.05%                          12.06%
Class B Shares - before taxes                              30.39%          5.43%                          13.93%
Class B Shares - after taxes on distributions              30.39%          4.10%                          12.92%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   19.76%          4.15%                          12.07%
Select Shares - before taxes                               37.07%          7.13%                          15.14%
Select Shares - after taxes on distributions               37.07%          5.88%                          14.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                   24.10%          5.64%                          13.20%
DYNAMIC SMALL CAP FUND                                                                                                5/19/1997
Class A Shares - before taxes                              30.51%          4.59%                          10.17%
Class A Shares - after taxes on distributions              30.51%          3.79%                           9.54%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   19.83%          3.68%                           8.73%
Class B Shares - before taxes                              32.66%          4.83%                          10.43%
Class B Shares - after taxes on distributions              32.66%          3.99%                           9.78%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   21.23%          3.88%                           8.97%
Class C Shares - before taxes                              36.64%          5.14%                          10.42%
Class C Shares - after taxes on distributions              36.64%          4.31%                           9.76%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   23.82%          4.16%                           8.95%
Select Shares - before taxes                               39.04%          6.22%                          11.46%
Select Shares - after taxes on distributions               39.04%          5.41%                          10.82%
Select Shares - after taxes on distributions
and sale of fund shares.                                   25.38%          5.10%                        9.90%

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
SELECT GROWTH AND INCOME FUND
Select Shares - before taxes                               27.18%          0.20%          8.34%
Select Shares - after taxes on distributions               26.91%         -0.69%          6.80%
Select Shares - after taxes on distributions
and sale of fund shares.                                   18.00%         -0.19%          6.54%
EQUITY GROWTH FUND
Class A Shares - before taxes                              13.56%         -7.95%          6.76%
Class A Shares - after taxes on distributions              13.56%         -8.94%          6.10%
Class A Shares - after taxes on distributions
and sale of fund shares.                                    8.81%         -6.63%          5.92%
Class B Shares - before taxes                              14.57%         -7.52%          7.17%
Class B Shares - after taxes on distributions              14.57%         -8.53%          6.52%
Class B Shares - after taxes on distributions
and sale of fund shares.                                    9.47%         -6.26%          6.32%
Class C Shares - before taxes                              18.59%         -7.25%          7.17%
Class C Shares - after taxes on distributions              18.59%         -8.25%          6.51%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   12.08%         -6.05%          6.31%
Select Shares - before taxes                               20.75%         -6.63%          7.54%
Select Shares - after taxes on distributions               20.75%         -7.63%          6.89%
Select Shares - after taxes on distributions
and sale of fund shares.                                   13.49%         -5.57%          6.63%
EQUITY INCOME FUND
Class A Shares - before taxes                              16.28%         -2.91%          8.06%
Class A Shares - after taxes on distributions              15.85%         -4.44%          7.18%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   11.05%         -2.78%          6.93%
Class B Shares - before taxes                              17.70%         -2.31%          8.55%
Class B Shares - after taxes on distributions              17.36%         -3.80%          7.70%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   11.89%         -2.24%          7.40%
Class C Shares - before taxes                              21.72%         -2.05%          8.55%
Class C Shares - after taxes on distributions              21.36%         -3.52%          7.70%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   14.50%         -2.01%          7.40%
Select Shares - before taxes                               23.76%         -1.44%          8.89%
Select Shares - after taxes on distributions               23.23%         -3.09%          7.93%
Select Shares - after taxes on distributions
and sale of fund shares.                                   16.03%         -1.61%          7.64%
MID CAP GROWTH FUND                                                                                                  10/29/99
Class A Shares - before taxes                              29.55%                                        -16.41%
Class A Shares - after taxes on distributions              29.55%                                        -16.50%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   19.21%                                        -13.26%
Class B Shares - before taxes                              31.68%                                        -16.20%
Class B Shares - after taxes on distributions              31.68%                                        -16.29%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   20.59%                                        -13.10%

                                                                                                      SINCE           DATE OF
                                                       1 YEAR         5 YEARS       10 YEARS       INCEPTION **   FUND INCEPTION **
MID CAP EQUITY FUND
Select Shares - before taxes                               32.29%          9.56%         10.73%
Select Shares - after taxes on distributions               31.38%          7.02%           N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   21.60%          7.17%           N/A***
TRUST SMALL CAP EQUITY FUND
Select Shares - before taxes                               35.20%          2.97%          6.75%
Select Shares - after taxes on distributions               34.89%          1.43%           N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   23.29%          1.97%           N/A***
INTREPID GROWTH FUND                                                                                                  2/28/2003
Select Shares - before taxes                                                                              36.10%
Select Shares - after taxes on distributions                                                              34.33%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                                  23.54%
INTREPID VALUE FUND                                                                                                   2/28/2003
Select Shares - before taxes                                                                              39.74%
Select Shares - after taxes on distributions                                                              37.16%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                                  26.16%
INTREPID AMERICA FUND                                                                                                 2/28/2003
Select Shares - before taxes                                                                              40.84%
Select Shares - after taxes on distributions                                                              38.28%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                                  26.65%
INTREPID INVESTOR FUND                                                                                                2/28/2003
Select Shares - before taxes                                                                              40.28%
Select Shares - after taxes on distributions                                                              38.88%
Select Shares - after taxes on distributions
and sale of fund shares.                                                                                  26.53%

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less that 10 Years.
*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

     The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees and the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     For the fiscal year ended December 31, 2003, U.S. Small Company Opportunities Fund, Diversified Fund, U.S. Small Company Fund, Equity Growth Fund, Intrepid Growth Fund, Intrepid America Fund and Intrepid Investor Fund did not pay any commissions to brokers and dealers who provided research services. The following Funds paid the commissions indicated below to brokers and dealers who provided research services:

                                                             PERCENTAGE OF
                                     TOTAL RESEARCH          TOTAL
                                     COMMISSIONS             COMMISSIONS
                                     --------------          -------------
Mid Cap Value Fund                   $    71,664.29          11.20%
Small Cap Growth Fund                      1,627.63          12.04%
Disciplined Equity Fund                  241,743.64          19.76%
U.S. Equity Fund                         214,989.70          24.91%
Capital Growth Fund                       25,896.54          12.03%
Growth and Income Fund                    38,685.79          15.81%
Small Cap Equity Fund                     91,355.54          14.07%
Dynamic Small Cap Fund                    38,685.79          15.81%
Select Growth and Income Fund             12,436.00           4.18%
Equity Income Fund                         1,614.00           5.63%
Mid Cap Growth Fund                        3,447.81          11.32%
Mid Cap Equity Fund                        4,443.66          12.39%
Trust Small Cap Equity Fund               43,769.15          10.50%
Intrepid Value Fund                        7,950.00           4.92%

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees or the Board of Directors, as the case may be, of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees or Directors, including a majority of the Trustees or Directors, as the case may be, who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated periods:

                                            FISCAL YEAR                            FOR THE PERIOD    FISCAL YEAR     FISCAL
                                               ENDED      FOR THE PERIOD 6/1/01   9/10/01 THROUGH       ENDED         YEAR
FUND                                          5/31/01         THROUGH 9/9/01          12/31/01         12/31/02     12/31/03
                                            -----------   ---------------------   ---------------    -----------   -----------
U.S. SMALL COMPANY OPPORTUITIES PORTFOLIO
Total Brokerage Commissions                 $       399   $                 113               N/A            N/A           N/A
Brokerage Commissions to Affliated                  N/A                     N/A               N/A            N/A           N/A
Broker/Dealer
U.S. SMALL COMPANY OPPORTUITIES FUND
Total Brokerage Commissions                         N/A                     N/A   $           111*** $       531   $       140
Brokerage Commissions to Affliated                  N/A                     N/A               N/A
Broker/Dealer                                                                                                 19             1

                                                      FISCAL YEAR                                               FISCAL YEAR
                                                         ENDED      PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED     ENDED
FUND (PRIOR FISCAL YEAR-END)                              2001       THROUGH 12/31/01 @          12/31/02        12/31/03
                                                    -------------   ---------------------    -----------------  -----------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                          $         13   $                   5    $             110  $       637
Brokerage Commissions to Affliated Broker/Dealer                                                           N/A          N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                     2                       1                    5           13
Brokerage Commissions to Affliated Broker/Dealer                                                           N/A          N/A

                                                   FISCAL YEAR      PRIOR FISCAL YEAR-     FISCAL YEAR    FISCAL YEAR
                                                      ENDED             END THROUGH           ENDED          ENDED
FUND (PRIOR FISCAL YEAR-END)                           2001             12/31/01 @           12/31/02       12/31/03
                                                   ------------     ------------------     ------------   ------------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                        $         13        $          5        $        110   $        637
Brokerage Commissions to Affliated Broker/Dealer                                                    N/A            N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                   2                   1                   5             13
Brokerage Commissions to Affliated Broker/Dealer                                                    N/A            N/A
DIVERSIFIED FUND (JUNE 30)
Total Brokerage Commissions                               1,564                 450                 739            723
Brokerage Commissions to Affliated Broker/Dealer              1                                                     -^
DISCIPLINED EQUITY FUND (MAY 31)
Total Brokerage Commissions                               1,642                 864               1,284          1,142
Brokerage Commissions to Affliated Broker/Dealer                                                      7              -
U.S. EQUITY FUND (MAY 31)
Total Brokerage Commissions                                 929                 404                 893            866
Brokerage Commissions to Affliated Broker/Dealer                                                      8              2
U.S. SMALL COMPANY FUND (MAY 31)
Total Brokerage Commissions                                 884                 431               1,661          1,366
Brokerage Commissions to Affliated Broker/Dealer              2                   2
CAPITAL GROWTH FUND (OCTOBER 31)
Total Brokerage Commissions                                 304                  21                 893            826
Brokerage Commissions to Affliated Broker/Dealer                                                      -              -
GROWTH AND INCOME PORTFOLIO (OCTOBER 31)
Total Brokerage Commissions                                 620                  61               2,233         44,966
Brokerage Commissions to Affliated Broker/Dealer                                                      -              -
SMALL CAP EQUTIY FUND (OCTOBER 31)
Total Brokerage Commissions                                 580                  88                 676            645
Brokerage Commissions to Affliated Broker/Dealer                                                      -^             -
DYNAMIC SMALL CAP FUND (OCTOBER 31)
Total Brokerage Commissions                                 207                  23                 245            246
Brokerage Commissions to Affliated Broker/Dealer                                                      -              -
EQUITY GROWTH FUND*
Total Brokerage Commissions                              83,645                 N/A             102,620         92,269
Brokerage Commissions to Affliated Broker/Dealer                                N/A                   -              -
EQUITY INCOME FUND*
Total Brokerage Commissions                              39,548                 N/A             208,526         28,645
Brokerage Commissions to Affliated Broker/Dealer                                N/A                   -              -
MID CAP GOWTH FUND (SEPTEMBER 30)
Total Brokerage Commissions                                 N/A             210,205             115,577        117,885
Brokerage Commissions to Affliated Broker/Dealer                                                      -              -
MID CAP EQUITY FUND (OCTOBER 31)
Total Brokerage Commissions                                 182                   5                 147            240
Brokerage Commissions to Affliated Broker/Dealer                                                      -              4

                                                       YEAR                                FISCAL YEAR    FISCAL YEAR
                                                       ENDED       PRIOR FISCAL YEAR-END      ENDED          ENDED
FUND (PRIOR FISCAL YEAR-END)                           2001           THROUGH 12/31/01 @    12/31/02       12/31/03
Trust Small Cap Equity Fund (October 31)
Total Brokerage Commissions                                 351                       41            332            420
Brokerage Commissions to Affliated Broker/Dealer                                                      6              -
Intrepid Growth Fund**
Total Brokerage Commissions                                 N/A                      N/A            N/A             14
Brokerage Commissions to Affliated Broker/Dealer            N/A                      N/A            N/A              -
Intrepid Value Fund**
Total Brokerage Commissions                                 N/A                      N/A            N/A             12
Brokerage Commissions to Affliated Broker/Dealer            N/A                      N/A            N/A              -
Intrepid America Fund**
Total Brokerage Commissions                                 N/A                      N/A            N/A             16
Brokerage Commissions to Affliated Broker/Dealer            N/A                      N/A            N/A              -
Intrepid Investor Fund**
Total Brokerage Commissions                                 N/A                      N/A            N/A             14
Brokerage Commissions to Affliated Broker/Dealer            N/A                      N/A            N/A              -

*** Prior to September 10, 2001, the Portfolio paid all brokerage commissions. @ The Funds changed their fiscal year ends to 12/31.
^ Amount rounds to less than one thousand.
* Equity Growth Fund and Equity Income Fund already had a 12/31 fiscal year end ** The Funds commenced operations on 2/28/03.

                               MASSACHUSETTS TRUST

     Each of the Trusts which is organized as a Massachusetts business trust and each Fund which is a series thereof is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY

     The Articles of Incorporation of the Corporation provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              DESCRIPTION OF SHARES

     The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund of those Trusts represents a separate series of shares of beneficial interest, JPMF is comprised of two series, JPMIF is comprised of eleven series, JPMMFG is comprised of fourteen series, JPMMFIT is comprised of three series, JPMMFSG is comprised of six series and JPMMFS is comprised of four series. See "Massachusetts Trust." Each Fund of the Corporation represents a separate series of shares of beneficial interest. The Corporation is comprised of two series.

     The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Funds of JPMF, JPMIF and JPMMFS are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. With respect to JPMMFG, JPMMFIT and JPMMFSG, each share of a class represents an equal proportionate interest in that class with each other share of that class.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust or the Corporation under certain circumstances, see "Purchase, Redemptions and Exchanges".

     The Articles of Incorporation of the Corporation permit the Funds of the Corporation to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation the Board of Directors may increase the number of shares that the Funds of the Corporation are authorized to issue without the approval of the shareholders of each of the Funds of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

     Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

     The shares of the Funds which are series of JPMFMFG, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds which are series of JPMFMFG have non-cumulative rights, which mean that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of Fund may be presumed to "control" (as that term is defined in 1940 Act) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

     Each share of Funds which are a series of the Corporation of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Corporation to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     A Director may be removed by shareholders at a special meeting called upon written request of a majority of shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the shareholders requesting the meeting to the extent required by law.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICS") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended. As of December 31, 2003, the following Funds have capital loss carryforwards (amounts in thousands):

                                                      CAPITAL LOSS
                                                       CARRYOVER                EXPIRES
                                                     --------------           ----------
U.S. SMALL COMPANY OPPORTUNITIES FUND                       (10,363)          12/31/2008
                                                            (79,872)          12/31/2009
                                                            (62,976)          12/31/2010
                                                             (5,206)          12/31/2011
                                                     --------------
                                                           (158,417)
                                                     ==============

JPMORGAN MID CAP VALUE FUND                                    NONE

JPMORGAN SMALL CAP GROWTH FUND                                 (158)          12/31/2009
                                                               (636)          12/31/2010
                                                               (553)          12/31/2011
                                                     --------------
                                                             (1,347)
                                                     ==============

DIVERSIFIED FUND                                     $         (663)          12/31/2008
                                                            (45,581)          12/31/2009
                                                            (54,816)          12/31/2010
                                                     --------------
                                                           (101,060)(a)
                                                     ==============

DISCIPLINED EQUITY FUND                                      (4,772)          12/31/2007
                                                            (59,182)          12/31/2008
                                                           (199,716)          12/31/2009
                                                           (198,549)          12/31/2010
                                                            (44,113)          12/31/2011
                                                     --------------
                                                           (506,332)(b)
                                                     ==============

U.S. EQUITY FUND                                            (23,442)          12/31/2009
                                                            (79,029)          12/31/2010
                                                     --------------
                                                           (102,471)(c)
                                                     ==============

U.S. SMALL COMPANY FUND                                        (767)          12/31/2009
                                                            (54,743)          12/31/2010
                                                     --------------
                                                            (55,510)
                                                     ==============

CAPITAL GROWTH FUND                                  $         (789)*         12/31/2010

GROWTH AND INCOME FUND                                       (7,204)          12/31/2010
                                                            (71,142)          12/31/2011
                                                     --------------
                                                            (78,346)
                                                     ==============

SMALL CAP EQUTIY FUND                                          NONE

DYNAMIC SMALL CAP FUND                                      (23,298)          12/31/2008
                                                               (298)          12/31/2009
                                                            (17,257)          12/31/2010
                                                     --------------
                                                            (40,853)
                                                     ==============

SELECT GROWTH AND INCOME FUND                                  (600)          12/31/2009
                                                            (16,485)          12/31/2010
                                                            (38,045)          12/31/2011
                                                     --------------
                                                            (55,130)
                                                     ==============

EQUITY GROWTH FUND                                              (17)          12/31/2006
                                                               (710)          12/31/2007
                                                             (6,334)          12/31/2008
                                                            (20,694)          12/31/2009
                                                            (16,150)          12/31/2010
                                                            (14,872)          12/31/2011
                                                     --------------
                                                            (58,777)^
                                                     ==============

EQUITY INCOME FUND                                           (6,018)          12/31/2010
                                                            (13,440)          12/31/2011
                                                     --------------
                                                            (19,458)
                                                     ==============

MID CAP GROWTH FUND                                          (8,120)          12/31/2008
                                                           (224,437)          12/31/2009
                                                            (28,364)          12/31/2010
                                                             (2,527)          12/31/2011
                                                     --------------
                                                           (263,448)
                                                     ==============

(a) Includes $13,086 (in thousands) of losses acquired from JPMorgan Balanced Fund.
(b) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
(c) Includes $18,188 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,931 (in thousands) of losses acquired from JPMorgan Focus Fund.
 * Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.
 ^ The above capital loss carryover includes $7,017 of losses acquired from Chase Vista Equity Growth Fund. Utilization of these losses will be subject to an annual limitation as perscribed by the Internal Revenue Code.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is greater.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of

Additional Information and the Prospectuses do not contain all the information included in the Trusts' and the Corporation's Registration Statements filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts and the Corporation, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of May 31, 2004, the following persons owned of record, or were known by the Trusts and the Corporation to own beneficially, 5% or more of the outstanding shares of any class of the Funds:


FUND AND CLASS OF                                                                     PERCENTAGE
SHARES                       NAME AND ADDRESS OF SHAREHOLDER                          HELD
CAPITAL GROWTH FUND          Edward G Kara Opal L Kara TR                                  7.311
Select Shares                U/A 12/11/2003
                             Edward G Kara Living Trust
                             303 Yellowwood Ct
                             Asheville NC 28803-7401

                             JPMorgan Chase Bank As Agent for                              5.668
                             Christopher Mu Jones
                             Attn Special Products
                             500 Stanton Christiana Rd 1/Ops 3
                             Newark DE  19713

Capital Growth Fund          MLPF&S For the Sole Benefit of Its Customers                 46.211
C Shares                     Attn Fund Administration
                             Sec# 97TR4
                             4800 Deer Lake Dr. East 2nd FL
                             Jacksonville Fl 32246-6484

DISCIPLINED EQUITY FUND      Charles Schwab & Co. Inc.                                    17.423
Select Shares                Special Custody Account for Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St
                             San Francisco CA 94104-4122

                             JPMorgan Delaware                                            12.256
                             National Philanthropic
                             Trust-Investment Account
                             Attn: Special Products
                             500 Stanton Christiana Rd 1/Ops 3
                             Newark DE 19713

                             Perco & Co.                                                    5.92
                             Omnibus FBO Perco & Co. Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX  77216-0547

Disciplined Equity Fund      JPMIM AS Agent for the Community                              9.829
Institutional Shares         Investors Group - St. Paul Fdtn
                             Attn Mel Kong
                             522 5th Ave
                             NY NY  10036-7601

                             JP Morgan Chase Bank as Agent for                             7.536
                             Delnor Community
                             Attn Special Products 2/Ops 3
                             500 Stanton Christiana Rd
                             Newark DE  19713-2107

                             Charles Schwab & Co. Inc                                      7.085
                             Special Custody Account for
                             Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco CA 94104

                             JP Morgan Trust Company N A FBO                               7.081
                             Asian Art Museum Foundation
                             Endowment Fund Funding
                             Attn Special Products 2/OPS3
                             500 Cristiana Rd
                             Newark DE 19713-2107

                             Mac & Co. A/C MIDF962P062                                      6.08
                             Attn Mutual Fund Operations
                             PO Box 3198
                             Pittsburgh PA 15230-3198
                             JACKSONVILLE FL 32246-6484

                             Northern Trust Company FBO                                    5.618
                             Colburn Foundation - Master Trust
                             333 S Grand Ave Ste 2450

Disciplined Equity Fund      JPMIM As Agent for                                           25.074
Ultra Shares                 The Retirement Trust Fund
                             For St. Joseph's Province of the
                             Sisters of St. Joseph of Peace
                             Attn: F Gentil
                             522 5th Ave
                             NY NY  10036

                             Blue Bell Creameries USA Inc.                                 16.39
                             Pension Plan
                             Attn Bill Rankin
                             PO Box 1807
                             Brenham TX 77834-1807

                             JP Morgan Chase Bank as Agent for                            14.304
                             Belk Family Foundation
                             Attn: Special Products 2/Ops 3
                             500 Cristiana Rd
                             Newark DE 19713-2107

                             JPMIM as Agent for Novartis Corp                             13.118
                             USBA Balanced Fund - Northern Trust
                             Master Trust
                             Attn: M Machado
                             522 5th Ave
                             New York NY

                             JPMIM as Agent for Chase LTD                                  8.447
                             Employee Funded Pre 1993
                             Attn Theresa Tiberg
                             522 5th Ave
                             NY NY 10036-7601

                             JPMIM as Agent for National Hockey League                      8.24
                             Unfunded Retirement Plan
                             Attn Teresa Tiberg
                             522 5th Ave
                             NY NY 10036-7601

                             JPMIM as Agent for National Hockey League                     7.427
                             Retirement Plan
                             Attn Teresa Tiberg
                             522 5th Ave Fl 10
                             NY NY 10036-7601

Disciplined Equity Fund      JP Morgan Chase Bank As Agent for                            37.052
A Shares                     JPMCB ACF Philip Z Dolen IRA R/O
                             Attn: Special Products 1/Ops3
                             500 Stanton Christiana Rd
                             Newark DE 19713-2107

                             JP Morgan Trust Company NA As Agent                          19.346
                             For Delia S Mancin
                             Attn: Special Products
                             500 Stanton Christiana Rd
                             Newark DE 19713-2107

DIVERSIFIED FUND             NFSC FBO #279-056227                                         19.362
Select Shares                Fifth Third Bank
                             Fifth Third Bank TTEE
                             PO Box 719
                             20 NW 3rd St
                             Evansville IN 47708-1200

                             CTS Corporation Retirement Savings Plan                       6.725
                             American Century Services Inc
                             Attn RPS MGMT RPTG
                             PO Box 4197874
                             Kansas City MO 64141-6784

                             Superior Telecommunications Inc                               6.224
                             401 Retirement Plan
                             American Century Services Inc
                             Attn RPS MGMT RPTG
                             PO Box 4197874
                             Kansas City MO 64141-6784

                             M&I 401K Plan Trust DTD 10/1/99                               5.984
                             Attn RPS MGMT RPTG
                             PO Box 419784
                             Kansas City MO 64141-6784

Diversified Fund             JPMorgan Chase Bank Cust                                    15..598
Institutional Shares         Robert Bosch Corporation
                             Robert Bosch Corp Savings & Tax
                             Advantages Retirement Plan
                             1010 Grand Ave
                             Kansas City MO 64106-2202

                             JPMorgan Chase Bank AS Agent For
                             Cornell Medical Benefits Trust                               14.117
                             Attn: Special Products 2Ops/3
                             500 Stanton Christiana Road
                             Newark DE 19713-2107

                             Celtic Insurance Company Ltd                                 13.675
                             C P GALLAGHER VP
                             C/O PROCTER & GAMBLE
                             2 PROCTER & GAMBLE PLAZA TE-13
                             CINCINNATI OH 45202

                             Retirement Plan For Employees of                              7.715
                             Association American Arbitration Pension Committee
                             Attn Frank Rossi VP/Controller
                             335 Madison Ave FL 10
                             NY NY 10017-4626

                             JPMorgan Chase Bank Custodian                                  6.57
                             FBO S-B Power Tool Company
                             Trust U/A 04/01/2000
                             S-B Power Tool Co Savings Plan
                             1010 Grand Blvd
                             Kansas City MO 64106-2202

                             JPMIM As Agent for Cornell U Plan A                           5.656
                             Attn Jay Minchilli
                             522 5th Ave
                             NY NY 10036-7601

Diversified Fund             BCO Popular TTEE                                             17.256
A Shares                     FBO Texaco PR Inc Pension Plan
                             Attn Yanira Nazario
                             PO Box 362708
                             San Juan PR 00936-2708

                             MLPF&S For the Sole Benefit of its Customers                 14.025
                             Attn Fund Administration
                             SEC# 97FB6
                             4800 Deer Lake Drive East 2nd Flr
                             Jacksonville FL 32246-6484

Diversified Fund             MLPF&S                                                       46.161
C Shares                     Sec #97TR4
                             4800 Deer Lake Drive East 2nd Flr
                             Jacksonville FL 32246-6484

                             DeanWitter FBO                                               11.957
                             Holy Redeemer Cemetery A/C
                             PO Box 250
                             NY NY 10008-0250

                             NFSC FBO # C1Q-985449                                         5.419
                             Walter F Halden
                             Janet M Halden
                             379 E 7th St
                             Brooklyn NY 11218-4105

DYNAMIC SMALL CAP FUND       Eagle-Picher Salary 401 K Plan                               15.711
Select Shares                C/O JPM/ACI Retirement Plan Srvcs
                             PO Box 419784
                             Kansas City MO 64141-6784

                             JPMorgan Trust Co NA                                         12.277
                             Rader Family Partnership LP
                             Attn Fund Operations 3/Ops3
                             500 Stanton Christiana Road
                             Newark DE 19713-2107

                             Crown Equipment Corp                                         12.067
                             FBO 401K Ret Savings Plan
                             DTD 12/1/02 Qual Ret Pl & Trust
                             JPM/AC Ret Pl Srvcs Mngmt Rptg Team
                             PO Box 419784
                             Kansas City MO 64141-6784

                             JPMIM as Agent for                                           11.272
                             Clark Atlanta University Attn
                             Sherryl James-Rosario 522 5th
                             Ave Fl 11
                             NY NY 10036-7601

                             Mitsubishi Motors TTE                                         8.203
                             Manufacturing 401K Savings Plan
                             Attn JPM/AC RPS Mgmt Rptg Team
                             PO Box 419784
                             Kansas City MO 64141-6784

                             Eagle-Picher Hourly 401 K Plan                                6.019
                             C/O JPM/ACI Retirement Plan Srvcs
                             PO Box 419784
                             Kansas City MO 64141-6784

                             Mitsubishi Motors NA TR                                       5.386
                             401K Savings Plan
                             Attn JPM/AC RPS Mgmt Rptg Team
                             PO Box 419784
                             Kansas City MO 64141-6784

Dynamic Small Cap Fund       MLPF&S For the Sole Benefit of its Customers                 24.299
A Shares                     Attn Fund Administration
                             Sec #97PG3
                             4800 Deer Lake Drive East 2nd Flr
                             Jacksonville FL 32246-6484

                             Balsa & Co                                                    5.485
                             JPMorgan Chase
                             Attn Mutual Funds Section
                             14221 Dallas Parkway
                             7-2 JIP-138
                             Dallas TX 75254-2942

Dynamic Small Cap Fund       MLPF&S For the Sole Benefit of its Customers                 24.718
B Shares                     Attn Fund Administration
                             SEC# 97PG4
                             4800 Deer Lake Drive East 2nd Flr
                             Jacksonville FL 32246-6484

Dynamic Small Cap Fund       MLPF&S For the Sole Benefit of its Customers                 83.428
C Shares                     Attn Fund Administration
                             SEC# 97TR1
                             4800 Deer Lake Drive East 2nd Flr
                             Jacksonville FL 32246-6484

EQUITY GROWTH FUND           Trulin & Co                                                  35.102
Select Shares                c/o JPMorgan Chase Bank
                             Attn Mutual Fds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Perco & Co                                                   26.227
                             Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             Jupiter & Co Cust                                            16.881
                             FBO Investors Bank & Trust Co
                             PO Box 9130 FPG90
                             Boston MA 02117-9130

Equity Growth Fund           MLPF&S For the Sole Benefit of its Customers                  6.442
A Shares                     Attn Fund Administration
                             SEC# 97B00
                             4800 Deer Lake Drive East 3
                             Jacksonville FL 32246-6484

Equity Growth Fund           MLPF&S                                                        9.748
B Shares                     SEC# 97FB8
                             4800 Deer Lake Drive East 2nd Floor
                             Jacksonville FL 32246-6484

Equity Growth Fund           MLPF&S For the Sole Benefit of its Customers                 41.068
C Shares                     Attn Fund Administration
                             SEC# 97TR2
                             4800 Deer Lake Drive East 2nd FL
                             Jacksonville FL 32246-6484

                             Robert W Baird & Co Inc                                       6.801
                             A/C 5183-8617
                             777 E Wisconsin Ave
                             Milwaukee WI 53202-5300

EQUITY INCOME FUND           Trulin & Co                                                  38.735
Select Shares                c/o JPMorgan Chase Bank
                             Attn Mutual Fds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Perco & Co                                                   33.019
                             Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             Liva and Company                                              6.232
                             c/o JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Patterson & Co                                                6.217
                             FBO Rollins Exc Truck
                             A/C 1541003018
                             1525 W Wt Harris Blvd
                             Charlotte NC 28288-001

Equity Income Fund           MLPF&S                                                        9.906
C Shares                     SEC#97TR3
                             4800 Deer Lake Drive East 2nd FL
                             Jacksonville FL 32246-6484

GROWTH & INCOME FUND         Investors Trust Company Cust                                 27.609
Select Shares                IRA Mario Mazzoli
                             201-51 Shearwater Ct W
                             Jersey City NJ 07305-5407

Growth & Income Fund         MLPF&S For the Sole Benefit of its Customers                  6.606
C Shares                     Attn Fund Administration
                             SEC# 97TR2
                             4800 Deer Lake Drive East 2nd FL
                             Jacksonville FL 32246-6484

MID CAP GROWTH FUND          JPMIM As Agent for                                           45.202
Institutional Shares         Treasurers and Ticket Sellers Local
                             751 Pension Fund Trust
                             Attn Melissa Casazza
                             522 Fifth Ave
                             NY NY 10036-7601

                             Robert Fleming Inc                                           37.328
                             Attn JPMorgan Trust Co Erez Elisha
                             1200 N Federal Hwy Ste 205
                             Boca Raton FL 33432-2845

                             Christina A Mohr                                             11.183
                             514 E 87th St
                             NY NY 10128-7602

Mid Cap Growth Fund          Charles Schwab & Co Inc                                      82.643
A Shares                     FBO Schwab Customers
                             Attn Mutual Funds
                             101 Montgomery St
                             San Francisco CA 94104-4122

Mid Cap Growth Fund          MLPF&S For the Sole Benefit of its Customers                 10.294
B Shares                     Attn Fund Administration
                             SEC# 97B00 4800 Deer Lake
                             Drive East FL 3
                             Jacksonville FL 32246-6484

                             J.P. Morgan Securities, Inc.                                   5.14
                             FBO 330544381
                             500 Stanton Christiana Road
                             Newark DE 19713-2107

MID CAP VALUE FUND           Perco & Co                                                    14.06
Select Shares                Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             Charles Schwab & Co Inc                                      11.808
                             Special Custody Account for Benefit Of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco CA 94104-4122

                             Balsa & Co Rebate Account                                    11.253
                             Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

                             Crown Equipment Corp                                          7.287
                             FBO 401K Ret Savings Plan
                             DTD 12/1/02 Qual Ret PL & Trust
                             JPM/AC Ret PL Srvs Mngmt Rptg Team
                             PO Box 419784
                             Kansas City MO 64141- 6784

                             Wells Fargo Bank NA FBO                                       5.675
                             RPS-JP Morgan Mid Cap Value
                             P.O. Box 1533
                             Minneapolis MN 55480-1533

                             Perco & Co                                                    5.674
                             Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             American Express Trust Company                                5.509
                             For the Benefit of the Amex Trust
                             Retirement Services Plans
                             Attn Pat Brown
                             50534 AXP Financial Ctr
                             Minneapolis MN 55474-0505

Mid Cap Value Fund           Charles Schwab & Co Inc                                      24.041
Institutional Shares         Special Custody Account for Benefit Of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco CA 94104-4122

                             Hallmark Cards Inc Master Trustplan                           7.598
                             105 Rosemont Rd
                             Westwood MA 02090-2318

Mid Cap Value Fund           Nationwide Trust Company FSB                                 11.208
A Shares                     C/O IPO Portfolio Accounting
                             PO Box 182029
                             Columbus OH 43218-2029

                             MLPF&S For the Sole Benefit of its Customers                 10.779
                             Attn Fund Administration
                             SEC# 97B00 4800
                             Deer Lake Drive
                             East FL 3
                             Jacksonville FL 32246-6484

                             Charles Schwab & Co Inc                                       7.875
                             Special Custody Account for Benefit Of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco CA 94104-4122

                             Reliance Trust Company TR                                     5.877
                             A/C JCD000594
                             FBO Metlife Retirement Plans Group
                             2 Montgomery St Fl 3
                             Jersey City NJ 07302-3802

Mid Cap Value Fund           MLPF&S For the Sole Benefit of its Customers                  9.895
B Shares                     Attn Fund Administration
                             SEC# 97FB8 4800
                             Deer Lake Drive East 2nd FL
                             Jacksonville FL 32246-6484

Mid Cap Value Fund           MLPF&S For the Sole Benefit of its Customers                 27.728
C Shares                     Attn Fund Administration
                             SEC# 97B00 4800
                             Deer Lake Drive
                             East FL 3
                             Jacksonville FL 32246-6484

SMALL CAP EQUITY FUND        Chase Manhattan Bank N/A                                     70.813
Select Shares                Global SEC Services Omnibus
                             CMB Thrift Incentive Plan
                             Attn Diane Rougier
                             3 Chase Metro Tech Center Fl 7
                             Brooklyn NY 11245-0001

                             Perco & Co                                                    5.689
                             Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

SMALL CAP GROWTH FUND        Prudential Securities Inc                                     26.34
Select Shares                Special Custody Account for the
                             Exclusive benefit of our Customers
                             Attn Mutual Funds
                             1 New York Plz
                             NY NY 10292-0001

                             Evan M Graf Cust                                             25.526
                             Melanie Graf
                             Unif Tran Min Act-NY
                             26 Crawford Rd
                             Harrison NY 10528-1906

                             Evan M Graf Cust                                             10.506
                             Alexander E Graf
                             Unif Tran Min Act-NY
                             26 Crawford Rd
                             Harrison NY 10528-1906

                             Evan M Graf Cust                                              9.893
                             Dean P Graf
                             Unif Tran Min Act-NY
                             26 Crawford Rd
                             Harrison NY 10528-1906

                             NFSC FBO # CV 4-165280                                        8.621
                             NFS/FMTC IRA R/O
                             FBO Peter K Braden
                             200 Panorama Dr
                             Richmond VA 23229-8517

Small Cap Growth Fund        NFSC FBO # C1D-014036                                        13.902
A Shares                     Witch Equipment Co Inc Profit
                             Paul Knuckley
                             DTD 11/01/84
                             1901 E Loop 820 S
                             Fort Worth TX 76112-7802

                             NFSC FEBO # CH 4-076805                                      10.175
                             JPMorgan Chase Bank R/O
                             JPMorgan Chase Bank R/O Cust
                             21-B Plapouta St
                             Ellinikon Greece

                             NFSC FEBO # C1D-010286                                        6.511
                             Carlos M Kier TTEE
                             Carlos M Kier M D P A PFT
                             Shring PL
                             909B Medical Center Dr
                             Arlington TX 76012-4757

                             MLPF&S For the Sole Benefit of its Customers                  5.834
                             Attn Fund Administration
                             SEC# 97B00
                             4800 Deer Lake Drive East FL 3
                             Jacksonville FL 32246-6484

                             The World Mission Church of the C &                             5.7
                             Attn Myung H Lee
                             6423 217th St
                             Oakland Gdns NY 11364-2235

U.S. EQUITY FUND             Forest Laboratories Inc Savings & Profit Shar Plan           14.762
Select Shares                American Century Services Inc
                             Attn: RPS Mgmt Rptg
                             PO Box 419784
                             Kansas City MO 64141-6784

                             Jupiter & Co cust                                             5.912
                             FBO Investors Bank & Trust Co
                             PO Box 9130 FPG90
                             Boston MA 02117-9130

U.S. Equity Fund             Northern Trust Co As TTEE                                    22.267
Institutional Shares         Of the Emp Benefit Plans
                             Master Trust
                             Attn Sandra M Hecimovich
                             50 S Lasalle St
                             Chicago IL 60675-0001

                             Cary and Company                                             19.687
                             7 Easton Oval
                             Columbus OH 43219-6010

                             JPMorgan Chase Bank as Agent for                              6.626
                             People's Bank Rabbi Trust
                             Attn: Special Products 2 Ops/3
                             500 Stanton Christiana Road
                             Newark DE 19713-2107

U.S. Equity Fund             MLPF&S For the Sole Benefit of its Customers                 19.835
A Shares                     Attn Fund Administration
                             SEC# 97J84 4800
                             Deer Lake Drive East FL 2
                             Jacksonville FL 32246-6484

                             Trulin & Co                                                   9.124
                             C/O JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

U.S. Equity Fund             MLPF&S For the Sole Benefit of its Customers                 25.941
B Shares                     Attn Fund Administration
                             SEC# 97J85
                             4800 Deer Lake Drive East FL 2
                             Jacksonville FL 32246-6484

U.S. Equity Fund             MLPF&S                                                       41.505
C Shares                     SEC# 97TR4
                             4800 Deer Lake Drive East FL 2
                             Jacksonville FL 32246-6484

U.S. SMALL COMPANY FUND      Forest Laboratories Inc Savings & Profit Shar Plan           24.884
Select Shares                American Century Services Inc
                             Attn: RPS Mgmt Rptg
                             PO Box 419784
                             Kansas City MO 64141-6784

                             Citigroup Global Markets Inc.                                 7.292
                             Book Entry Account
                             Attn: Matt Maestri
                             3333 West 34th St
                             7th Fl Mutual Funds Dept
                             NY NY 10001-2402

U.S. Small Company Fund      Blue Bell Creameries USA Inc                                 10.373
Institutional Shares         Pension Plan
                             Attn Bill Rankin
                             PO Box 1807
                             Brenham TX 77834-1807

                             State Street Bank and Trust Co                                5.843
                             TTEE Georgia Gulf Master Trust
                             125 Sunnynoll Ct Ste 200
                             Winston Salem NC 27106-5061

U.S. SMALL COMPANY           Valssis Employees Retirement                                  16.52
OPPORTUNITIES FUND           Savings Plan
Select Shares                PO Box 419784
                             Kansas City MO 64141-6784

                             JPMorgan Chase Bank TR                                       12.644
                             All Amerus Savings and Retirement Plan
                             American Century Services Inc
                             PO Box 419784
                             Kansas City MO 64141-6784

                             Charles Schwab & Co Inc                                       6.721
                             Special Custody Account for Benefit Of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco CA 94104-4122

                             Investors Trust Company Cust                                  5.341
                             Cust For Thomas R Lamia IRA
                             10 E Kirke St
                             Chevy Chase MD 20815-4217

SELECT GROWTH AND INCOME     Chase Manhattan Bank N/A                                     99.988
FUND                         Global SEC Services Omnibus
                             CMB Thrift Incentive Plan
                             Attn Diane Rougier
                             3 Chase Metro Tech Center Flr 7
                             Brooklyn NY 11245-0001

MID CAP EQUITY FUND          Balsa & Co Rebate Account                                      55.6
Select Shares                Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

                             Penlin & Co                                                  17.335
                             Rebate Account
                             C/O JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Liva & Company                                                6.013
                             Rebate Account
                             C/O JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Balsa & Co Rebate Account                                     5.012
                             Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

TRUST SMALL CAP EQUITY FUND  Balsa & Co Rebate Account                                     63.27
Select Shares                Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

                             Penlin & Co                                                  12.149
                             Rebate Account
                             C/O JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Liva & Company                                               11.369
                             Rebate Account
                             C/O JPMorgan Chase Bank
                             Attn Mutual Funds
                             PO Box 31412
                             Rochester NY 14603-1412

                             Balsa & Co Rebate Account                                     6.299
                             Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

INTREPID VALUE FUND          JP Morgan Investment Mgmt                                    56.062
Select Shares                Attn Peter Swiatek
                             1200 N Federal Hwy Ste 205
                             Boca Raton Fl 33432

                             JP Morgan Chase Bank                                         21.248
                             PM Operating, LTD.
                             Attn: Fund Operations 3/Ops3
                             500 Stanton Christiana Road
                             Newark DE 19713-2105

                             JP Morgan Chase Bank                                         13.857
                             PM Operating Subsidiary, LTD.
                             Attn: Fund Operations 3/Ops3
                             500 Stanton Christiana Road
                             Newark DE 19713-2105

INTREPID GROWTH FUND         JP Morgan Investment Mgmt                                    97.442
Select Shares                Attn Peter Swiatek
                             1200 N Federal Hwy Ste 205
                             Boca Raton Fl 33432

INTREPID INVESTOR FUND       JP Morgan Investment Mgmt                                    42.609
Select Shares                Attn Peter Swiatek
                             1200 N Federal Hwy Ste 205
                             Boca Raton Fl 33432

                             JP Morgan Chase Bank                                          41.71
                             Sarah L Lutz 2002 Grat #1
                             Attn: Fund Operations 3/Ops3
                             500 Stanton Christiana Road
                             Newark DE 19713-2105

                             JP Morgan Chase Bank                                          6.163
                             Meinig Family Foundation
                             Attn: Fund Operations 3/Ops3
                             500 Stanton Christiana Road
                             Newark DE  19713-2105

INTREPID AMERICA FUND        Perco & Co                                                   22.542
Select Shares                Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             Perco & Co                                                   15.262
                             Onmibus FBO Perco & Co Customers
                             Mutual Fund Unit 16HCB4D
                             PO Box 200547
                             Houston TX 77216-0547

                             Balsa & Co Rebate Account                                     7.771
                             Mutual Funds Unit 16 HCB 340
                             PO Box 2558
                             Houston TX 77252-2558

                             Balsa & Co JPMorgan Chase                                     5.772
                             Attn Mutual Funds Section
                             14221 Dallas Parkway
                             7-2 JIP-138
                             Dallas TX 75254-2942


     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2003 annual reports filing made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

NAME                           FILE DATE                          ACCESSION NUMBER
JPMF                           March 8, 2004                      0001047469-04-006976
JPMFMFG                        March 8, 2004                      0001047469-04-006975
JPMIF                          March 8, 2004                      0001047469-04-006971
JPMMFG                         March 9, 2004                      0001047469-04-006999
JPMMFIT                        March 8, 2004                      0001047469-04-006974
JPMMFSG                        March 8, 2004                      0001047469-04-006973
JPMMFS                         March 8, 2004                      0001047469-04-006972

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Commercial Paper, Including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                 APPENDIX B--DESCRIPTION OF CERTAIN OBLIGATIONS

      ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independentagency of the U.S. government. These bonds are not guaranteed by the U.S. government.

MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S.government.

FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely,it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

     In the case of securities not backed by the "full faith and credit"of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.